SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A INFORMATION
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CYBERDEFENDER CORPORATION
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CYBERDEFENDER CORPORATION
617 West 7th Street
Suite 1000
Los Angeles, California 90017

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 9, 2011

April 25, 2011

To Our Stockholders:

On behalf of the Board of Directors of CyberDefender Corporation (“CyberDefender”), we are pleased to invite you to attend CyberDefender’s 2011 Annual Meeting of Stockholders.  The Annual Meeting will be held at the Sheraton Hotel, 711 S. Hope Street, Los Angeles, CA 90017, on June 9, 2011 at 3:00 p.m. Pacific time, for the following purposes:

•	To elect six directors to serve until CyberDefender’s next annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier resignation or removal;

•	To approve the issuance of convertible promissory notes;

•	To ratify the appointment of Grant Thornton LLP as CyberDefender’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

•	To transact such other business as properly may come before the meeting or any adjournment of the meeting.

CyberDefender’s Board of Directors set April 4, 2011 as the record date for the Annual Meeting.  As a result, owners of record of CyberDefender’s common stock at the close of business on April 4, 2011 are entitled to notice of, to attend, and to vote at the Annual Meeting and any adjournments the Annual Meeting.

Pursuant to rules of the Securities and Exchange Commission (“SEC”), CyberDefender has elected to furnish, on the Internet, proxy materials to its stockholders.  We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Availability Notice”) instead of a paper copy of this Proxy Statement.  The Internet Availability Notice provides you with the information you need to vote your shares and lowers the cost of delivery and reduces the environmental impact of copying and mailing the proxy materials.  If you would like to receive a printed copy of our proxy materials, please follow the instructions included in the Internet Availability Notice.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote using the Internet or by telephone by following the instructions on your Internet Availability Notice or your proxy card or, if you requested a paper copy of this Proxy Statement, you may vote your shares by completing, signing and returning the proxy card in accordance with the instructions on the proxy card.

Sincerely,

/s/ Kevin Harris
Kevin Harris, Chief Financial Officer and Secretary

TABLE OF CONTENTS

INFORMATION CONCERNING SOLICITATION AND VOTING
General	5
Voting Rights	5
How to Vote Your Shares	6
Revocability of Proxies	7
Board Voting Recommendations	7
Quorum; Broker Non-Votes and Abstentions	7
Votes Required to Approve Proposals at the Annual Meeting	7
Solicitation	8
BOARD OF DIRECTORS	8
General	8
Director Independence	8
Board Leadership	9
Risk Oversight	9
Corporate Governance	10
Relationships Among Directors, Executive Officers and Director Nominees	10
Stockholder Communication with the Board	10
Indemnification	11
Committees of the Board	11
Nominating and Corporate Governance Committee	11
Audit Committee	11
Compensation Committee	13
Director Nomination Process	13
Compensation of Directors	14
Fiscal Year 2010 Director Compensation	15
Director and Executive Stock Ownership Guidelines	16
PROPOSAL 1 – ELECTION OF DIRECTORS	16
Information with Respect to Nominees
Biographies
EXECUTIVE COMPENSATION	20
Compensation Discussion and Analysis	20
Summary of Compensation	21
Equity Compensation	23
Outstanding Equity Awards at Fiscal Year-End	23
Employment Agreements, Termination of Employment and Change-in-Control Arrangements	24
PROPOSAL 2 – APPROVAL OF ISSUANCE OF CONVERTIBLE PROMISSORY NOTES	29
PROPOSAL 3 – RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS	32
AUDIT COMMITTEE REPORT	34
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	34
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	36
TRANSACTIONS WITH RELATED PERSONS	36
STOCKHOLDER PROPOSALS	39
WHERE YOU CAN FIND MORE INFORMATION	40
OTHER MATTERS	40

CYBERDEFENDER CORPORATION
617 West 7th Street, Suite 1000
Los Angeles, California 90017

PROXY STATEMENT
For the Annual Meeting of Stockholders to be Held on
June 9, 2011

General Information about CyberDefender’s Annual Meeting

We are providing this Proxy Statement in connection with the solicitation by the Board of Directors of CyberDefender Corporation, a Delaware corporation (the “Board” and “CyberDefender” or the “Company”) of proxies to be voted at our 2011 Annual Meeting or any adjournment or postponement of the Annual Meeting,  You are cordially invited to attend the Annual Meeting, which will be held on June 9, 2011 at the Sheraton Hotel, 711 South Hope Street, Los Angeles, California 90017, at 3:00 p.m. Pacific Time (the “Annual Meeting”), for the following purposes:

•	To elect six directors to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified, or until their earlier resignation or removal;

•	To approve the issuance of convertible promissory notes;

•	To ratify the appointment of Grant Thornton LLP (“Grant Thornton”) as our independent registered public accounting firm for the fiscal year ending December 31, 2011; and

•	To transact such other business as properly may come before the Annual Meeting or any adjournment of the Annual Meeting.

This Proxy Statement describes the matters on which we would like you to vote and provides information on those matters so you can make an informed decision.

Voting Rights

Only stockholders of record at the close of business on April 4, 2011, the record date, are entitled to notice of, to attend, and to vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.  At the close of business on April 4, 2011, the Company had 27,469,827 shares of common stock outstanding and no shares of preferred stock outstanding.

Each stockholder of record is entitled to one vote for each share of common stock held on the record date on all matters.  There is no cumulative voting in the election of directors.

Stockholders will vote at the Annual Meeting by casting ballots (in person or by proxy) which will be tabulated by a person who is appointed by the Board before the Annual Meeting to serve as inspector of election at the Annual Meeting and who will execute and verify an oath of office.

How to Vote Your Shares

Your vote is important.  You can vote your shares at the Annual Meeting only if you are present or represented by proxy.  Whether or not you expect to attend the Annual Meeting, please take the time to vote your proxy.

Stockholders of record can vote:

By the Internet:	You may vote electronically before the Annual Meeting by following the instructions on the Internet Availability Card.

By Telephone:	You may vote before the Annual Meeting by following the instructions in the Internet Availability Card, or on the proxy card if you have requested a printed copy of the proxy materials.

By Mail:
If you do not want to vote electronically before the Annual Meeting, you may request a printed copy of the proxy materials by following the instructions on the Internet Availability Notice and vote by completing, signing and returning the proxy card in the envelope provided with the proxy materials before the Annual Meeting.

In Person:
You may vote in person by attending the Annual Meeting and voting your shares.  If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a proxy from the organization that holds your shares.  Please contact that organization for instructions regarding obtaining a proxy.

If you are the beneficial owner of shares held in street name and you do not want to attend the meeting to vote your shares, your shares must be voted through the organization holding your shares in accordance with the instructions provided by that organization.

If you have given your proxy, you may still vote in person if you attend the Annual Meeting.  Please remember, however, that if your shares are held beneficially through your nominee and you wish to vote your shares at the Annual Meeting, you must obtain a proxy issued by your nominee.

Each proxy will be voted as directed.  However, if a proxy solicited by the Board does not specify how it is to be voted, it will be voted as the Board recommends, which is: FOR Proposal 1 (the election of the six nominees for director named in this Proxy Statement); FOR Proposal 2 (approval of the issuance of convertible promissory notes); and FOR Proposal 3 (ratification of the appointment of Grant Thornton LLP as CyberDefender’s independent registered public accounting firm for fiscal year 2011).  If any other matters properly are presented at the Annual Meeting for consideration, such as the motion to adjourn the Annual Meeting to another time and place, the persons named as proxies will have discretion to vote on those matters, as they deem appropriate, to the same extent as the person delivering the proxy would be entitled to vote.  As of the date this Proxy Statement was printed, CyberDefender did not anticipate that any other matters would be raised at the Annual Meeting.

Revocability of Proxies

You may revoke or change a proxy previously delivered to us at any time prior to the Annual Meeting by delivering a written notice to our Corporate Secretary at our headquarters at 617 West 7th Street, Suite 1000, Los Angeles, California 90017, or by telephone.  You also may revoke your proxy by attending the Annual Meeting and voting in person, although merely attending the Annual Meeting will not, by itself, revoke your proxy.

Board Voting Recommendations

The Board unanimously recommends that you vote your shares as follows:

•	FOR each of the nominees to the Board of Directors (Proposal 1);

•	FOR approval of the issuance of convertible promissory notes (Proposal 2); and

•	FOR the ratification of Grant Thornton as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 (Proposal 3).

Quorum; Broker Non-Votes and Abstentions

In order to conduct any business at the Annual Meeting, a quorum must be present in person or represented by valid proxies. A majority of the shares of our common stock outstanding on the record date will constitute a quorum for purposes of the Annual Meeting. Abstentions and broker non-votes are considered present for purposes of determining the presence of a quorum.

A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power with respect to that item and has not received instructions from the beneficial owner.  Under applicable rules, your broker will be able to vote those shares for Proposal 3 (the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm), but will not have discretionary authority to vote your shares at the Annual meeting on Proposal 1 (the election of directors) or Proposal 2 (approval of the issuance of convertible promissory notes).  Broker non-votes are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

Votes Required to Approve Proposals at the Annual Meeting

With respect to Proposal 1 (election of directors), directors will be elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the Annual Meeting.  As a result, abstentions will have no effect of the outcome of the vote for directors.

Proposal 2 (approval of issuance of convertible promissory notes) may be approved by the affirmative vote of the majority of votes cast. Abstentions are counted as a vote against for purposes of determining whether Proposal 2 is approved.

Proposal 3 (ratification of appointment of Grant Thornton as the Company’s independent registered public accounting firm) may be approved by the affirmative vote of the majority of votes cast.  Abstentions are counted as a vote against for purposes of determining whether Proposal 3 is approved.

Solicitation

Solicitation of proxies may be made by our directors, officers and regular employees by mail, telephone, facsimile transmission or other electronic media and in person for which they will receive no additional compensation. The expenses of preparing, printing and assembling the materials used in the solicitation of proxies on behalf of the Board will be borne by us. Upon request, we will reimburse the reasonable fees and expenses of nominees and fiduciaries for forwarding proxy materials to, and obtaining authority to execute proxies from, beneficial owners for whose accounts they hold shares of common stock.  No additional compensation will be paid to the nominees and fiduciaries.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 9, 2011

Our Proxy Statement and Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and any amendments that are required to be furnished to stockholders, are available on our website at http://www.cyberdefendercorp.com.

BOARD OF DIRECTORS

General

Our Board currently is comprised of six directors: Gary Guseinov, our Chief Executive Officer and Chairman; Kevin Harris, our Chief Financial Officer and Secretary; Howard A. Bain III; Thomas Connerty; Thomas W. Patterson; and Ricardo A. Salas.

During Fiscal Year 2010, the following persons served on the Board: Mr. Guseinov; Mr. Harris; Igor Barash, who was our Chief Information Officer and Chief Product Officer, and who is now our Chief Operating Officer; Luc Vanhal; Bennet Van de Bunt; Mr. Bain; Mr. Connerty; Mr. Patterson; and Mr. Salas.  Mr. Barash resigned from the Board on May 26, 2010.  Mr. Vanhal, who was appointed to the Board on January 1, 2010, resigned from the Board effective March 22, 2010.  Mr. Van de Bunt, who was appointed to the Board on March 22, 2010, resigned from the Board effective October 25, 2010.  Messrs. Bain, Connerty, Patterson and Salas were appointed to the Board effective as of May 26, 2010, and, as explained below in the section entitled “Director Independence,” are independent directors.  Prior to May 26, 2010, our Board did not include any independent directors.

During Fiscal Year 2010, the Board conducted three meetings and acted by means of unanimous written consent on eight occasions.

Although we do not have a policy requiring directors to be present at our Annual Meeting, we encourage directors to attend.  We anticipate a majority of our directors will be present at the Annual Meeting.  Three of our four directors attended our 2010 Annual Meeting of Stockholders.

Director Independence

Our stock is quoted on the NASDAQ Global Market, which requires a majority of directors to be independent. Using the definition of “independent” set forth in NASDAQ Rule 5605(a)(2), we have determined that four of our directors currently in office and nominated for election in this Proxy Statement,  Messrs. Bain, Patterson, Connerty and Salas, qualify as  independent directors.

Board Leadership

The Board does not have a formal policy regarding whether the roles of the Chairman of the Board and the Chief Executive Officer should be separate. Since the Company’s inception in August, 2003, Mr. Guseinov has served as both our Chief Executive Officer and Chairman of the Board. Mr. Guseinov is one of our co-founders and has over 12 years of start-up business experience in the e-commerce industry.

Our Board believes that the current Board leadership structure, coupled with a strong emphasis on Board independence, provides effective independent oversight of management while allowing both the Board and management to benefit from Mr. Guseinov’s leadership and experience in our business and industry. By serving both as Chairman and Chief Executive Officer, Mr. Guseinov is the director most capable of effectively identifying strategic priorities, leading critical discussions and executing our strategy and business plans, and he possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing CyberDefender and our industry. This involvement in the day-to-day operations of the Company allows Mr. Guseinov to be in a position to raise the most critical business issues for consideration by the independent directors of the Board. Independent directors and management sometimes have different perspectives and roles in strategy development. Our independent directors bring experience, oversight and expertise from outside the Company, and Mr. Gusinov brings company-specific experience and expertise. The Board believes that Mr. Guseinov’s combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and business partners.

At the present time, CyberDefender does not have a Presiding Director or Lead Independent Director.  However, as the Company continues to grow the Board will consider whether a separation of the role of the Chairman and Chief Executive Officer positions or the appointment of a Presiding Director or Lead Independent Director would better serve the Company.

Risk Oversight

Our Board is responsible for overseeing our risk management, and exercises this oversight directly and through the Committees of the Board.  The Board oversees a company-wide approach to risk management, designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and to enhance stockholder value. A fundamental of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the company. Our management team is responsible for balancing risk against our strategic goals. The involvement of the Board in approving our business strategy and the evaluation of risks associated therewith is a key part of our risk assessment process.

Our senior management team will, during fiscal year 2011, conduct an annual risk assessment and the results will be reviewed with the Board. A critical element of the assessment will be a discussion of our key risks, which includes the potential magnitude of each risk, likelihood of each risk and the speed with which the risk could impact us. As part of the process of analyzing each risk, senior management will identify the senior executive responsible for managing the risk, the risk’s potential impact, and senior management’s initiatives to manage the risk.

The Committees of our Board will assist with oversight responsibilities in certain areas of risk. The Audit Committee is primarily responsible for overseeing financial and enterprise risk exposures, including internal controls over financial reporting, and will discusses our policies with senior management and our independent auditor with respect to risk assessment and risk management. The Audit Committee also will assist the Board in fulfilling its duties and oversight responsibilities relating to our compliance with applicable laws and regulations and with conflict of interest issues that may arise. The Compensation Committee will assist the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and practices. The Nominating and Governance Committee will consider risks related to corporate governance, including evaluating and considering evolving corporate governance best practices; and director and executive succession planning.

Corporate Governance

We believe that effective corporate governance policies are essential to earning and maintaining the trust of our customers, business partners and investors.  We have adopted a Code of Conduct that applies to all of our employees, including our principal executive officer and principal financial officer.  Our Code of Conduct is available at http://www.cyberdefendercorp.com.

Relationships Among Directors, Executive Officers and Director Nominees

There are no family relationships among any of our directors, executive officers and director nominees.

Stockholder Communications with the Board

Stockholders and other interested persons may contact the Board as a group at the following address:

The Board of Directors
c/o Corporate Secretary
CyberDefender Corporation
617 W. 7th Street, Suite 1000
Los Angeles, CA 90017

All communications received at the above address by Mr. Harris, our Corporate Secretary, will be forwarded to each of the other directors.

Communications regarding accounting, internal accounting controls or auditing matters also may be reported to the Audit Committee using the following address:

Chairman of the Audit Committee
The Board of Directors
CyberDefender Corporation
617 West 7th Street, Suite 1000
Los Angeles, California 90017

Indemnification

Our Certificate of Incorporation and Bylaws require us to indemnify our directors, to the fullest extent permitted under Delaware law, for all expenses (as the term is defined in our indemnification agreements with our directors, which are described below in the section entitled “Transactions with Related Persons”), judgments, fines and penalties incurred by them by reason of the fact that they were serving as directors.

Committees of the Board

Prior to May 25, 2010, our Board did not have any committees.   Effective as of May 25, 2010, the Board, which then consisted of Messrs. Guseinov, Harris and Van de Bunt: (i) appointed Messrs. Bain, Patterson, Connerty and Salas as directors; and (ii) established the following committees: the Nominating and Corporate Governance Committee;  the Audit Committee; and the Compensation Committee.

Nominating and Corporate Governance Committee

Mr. Patterson is the Chairman of the Nominating and Corporate Governance Committee, and Messrs. Bain and Connerty are members.  The Committee’s charter is available on our corporate web site at www.cyberdefendercorp.com .  The Committee, which was formed in May, 2010, did not meet during Fiscal Year 2010.

The following is a summary of the Committee’s authority.   The Committee, among other things:

•	Evaluates the composition, organization and qualifications of the Board and its committees, determines future requirements, and makes recommendations;

•	Establishes and reviews general qualifications guidelines applicable to nominees for the Board;

•	Evaluates and makes recommendations to the Board regarding the appointment of directors to, and the removal of directors from, the Board;

•	Makes recommendations to the Board regarding director independence;

•	Identifies, interviews and recommends to the Board suitable candidates for the Board; and

•	Reviews the Company’s corporate governance policies and code of ethics and recommends modifications deemed necessary or appropriate.

Audit Committee

Mr. Bain is the Chairman of the Audit Committee, and Messrs. Connerty and Salas are members.  Our Audit Committee’s charter is available on our corporate web site at www.cyberdefendercorp.com.  The Committee, which was formed in May, 2010, conducted four meetings during Fiscal Year 2010.

Our Board has determined that Mr. Bain is an “audit committee financial expert” as that term is defined in Item 407(d)(5)(ii) of SEC Regulation S-K under the Securities Exchange Act of 1934, as amended.

The following is a summary of our Audit Committee’s authority.  The Audit Committee, among other things:

•	Is responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm;

•	Reviews the plan for and the scope of the annual audit and related services;

•	Reviews and evaluates the performance of the independent registered public accounting firm;

•	Pre-approves all audit and non-audit related services;

•	Discusses with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the annual audit;

•	Oversees the effectiveness of the Company’s internal audit function;

•	Reviews with management and the independent registered public accounting firm significant risks faced by the Company;

•
Reviews with management and, separately, with the independent registered public accounting firm, the annual audited financial statements, including the disclosures in Management’s Discussion and Analysis of Financial Condition and Results of Operations, prior to the filing of the Company’s Annual Report on Form 10-K;

•
Reviews with management the Company’s quarterly financial statements, including the disclosures in Management’s Discussion and Analysis of Financial Condition and Results of Operations, prior to the filing of the Company’s quarterly reports on Form 10-Q;

•
Reviews management’s disclosure to the Committee under Section 302 of the Sarbanes-Oxley Act of 2002 and the contents of the officers’ certificates required to be filed under Sections 302 and 906 of the Sarbanes-Oxley Act of 2002;

•	Reviews annually with management and the independent registered public accounting firm the application of critical accounting policies and related matters;

•	Oversees the Company’s finance function; and

•	Considers and approves, if appropriate, significant changes to the Company’s accounting policies and procedures.

Compensation Committee

Mr. Salas is the Chairman of the Compensation Committee, and Messrs. Connerty and Patterson are members.  Our Compensation Committee’s charter is available on our corporate web site at www.cyberdefendercorp.com.  Our Compensation Committee, which was formed in May, 2010, did not meet during Fiscal Year 2010.

The following is a summary of the Compensation Committee’s authority.  The Compensation Committee, among other things:

•
Reviews and approves the Company’s compensation and benefits policies generally (subject, if applicable, to stockholder approval) and reviews any incentive-compensation and equity-based plans that require Board approval;

•	Determines all elements of compensation for our Named Executive Officers (defined below) and reviews and approves all elements of compensation for senior vice presidents of the Company;

•	Evaluates the performance of our Named Executive Officers (defined below) under goals and objectives identified by the Committee;

•	Reviews and recommends to the Board the compensation of nonemployee directors; and

•	Evaluates the performance of the Board.

Pursuant to the Committee’s charter, the Committee may delegate its authority to subcommittees or to the Chairman of the Committee when it deems appropriate and in the best interests of the Company.

The Compensation Committee is in the process of reviewing the Company’s current compensation programs for non-employee directors and executive officers.  Until that review is completed, the Compensation Committee has determined to continue the current compensation program for non-employee directors (described below in the section entitled “Compensation of Directors”) and the current compensation program for executive officers (described below in the section entitled “Executive Compensation”).  Pending the completion of the review, the Compensation Committee also has determined not to change our non-employee directors’ or Named Executive Officers’ (defined below) compensation, but to: (i) limit compensation payments to base salary, incentive awards already granted, and participation in the Company’s 401(k) plan; and (ii) hold in abeyance the granting of any further incentive bonuses and equity grants.  In making these determinations, the Committee considered the directors’ and officers’ responsibilities, their experience, and our ability to replace them.

In making these determinations, the Committee did not: (i) retain the services of a compensation consultant; (ii) use compensation benchmarking; or (iii) determine a group of peer companies.  None of our executive officers, including our Named Executive Officers, participated in making these determinations.

Director Nomination Process

Nominees to our Board are considered by the Nominating Committee, recommended by the Nominating Committee to the Board, and selected by the Board.  Candidates are considered based upon a number of requirements, including integrity, achievement in the nominee’s personal career, breadth of experience, ability to make independent, analytical inquiries, soundness of judgment, and willingness and ability to devote the time required to perform Board and committee functions.

Although we have not adopted a policy regarding diversity of our Board, the Nominating Committee, in considering and recommending nominees for Director, will consider the diversity of experience, qualifications, attributes and skills that a potential nominee would bring to the Board.

Candidates may be identified through recommendations from members of our Board, members of senior management, search firms, and discussions with other persons, including stockholders, who may know of suitable candidates to serve on the Board. The Nominating Committee’s evaluations of prospective candidates will include a review of the candidate’s background and qualifications and interviews with management and the current members of the Board. The Board will consider candidates proposed by stockholders on the same basis as recommendations from other sources. Any stockholder who wishes to recommend a prospective nominee for consideration by the Nominating Committee may do so by submitting the candidate’s name, address and a detailed description of the candidate’s qualifications in writing to:

Chairman of the Nominating and Governance Committee
The Board of Directors
CyberDefender Corporation
617 W. 7th Street, Suite 1000
Los Angeles, California 90017

Compensation of Directors

The Board has approved certain compensation terms for all directors of the Company who are not officers or employees of the Company, including the independent directors and the director who may be designated from time to time by GR Match, LLC pursuant to the Media and Marketing Services Agreement, dated as of March 24, 2009, as amended (which is described below in the section entitled “Transactions with Related Persons”). The compensation terms for directors who are not also officers or employees of the Company is as follows:

An annual retainer of $20,000 per year;

Additional retainer of $25,000 per year for the Chairman of the Board /Lead Independent Director (if any);

Additional retainer of $15,000 per year for service as Chairman of the Audit Committee;

Additional retainer of $2,500 per year for service on the Audit Committee (not applicable to the Chairman of the Audit Committee, who is covered by item 3 above), the Compensation Committee or the Nominating and Corporate Governance Committee;

An annual option grant to purchase 10,000 shares of common stock under the Company’s 2006 Equity Incentive Plan at an exercise price equal to the closing price of the Company’s common stock on the initial date of grant and, as applicable, upon each anniversary thereof (or the next trading day if an anniversary falls on a day that is not a trading day);

On the date that an individual first becomes an independent director, an initial grant of 20,000 shares of restricted stock, which restriction lapses ratably over one year commencing on the date of grant;

$1,000 to attend a Board meeting in person, and $500 to participate in a Board meeting by phone; and

Reasonable travel and lodging expenses for any activities related to the performance of their duties on the Board.

Non-employee directors may elect to receive their cash compensation in restricted stock valued at the closing price of the Company’s common stock on the date such compensation is due (or the next trading day if such due date is not a trading day). All option grants received by non-employee directors for services as a Board member are made subject to forfeiture in the event of termination of service on the Board or as a Committee member, as applicable to such grant.  All cash compensation is paid quarterly, in arrears, and the first payment was prorated and paid on July 1, 2010.

We do not have arrangements with our non-employee directors providing for payments upon resignation, retirement or termination, or upon a change in control of the Company.

Fiscal Year 2010 Director Compensation

The following table provides information for fiscal year 2010 compensation for all of our non-employee directors who served during the last fiscal year:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)		Option Awards ($)(3)		Total ($)
Howard Bain III	26,396	80,000	(5)	17,454	(7)	123,850

Thomas Connerty	19,924	80,000	(5)	17,454	(7)	117,378

Thomas Patterson	16,431	80,000	(5)	17,454	(7)	113,885

Ricardo Salas	18,431	80,000	(5)	17,454	(7)	115,885

Bennet Van de Bunt(4)	6,944	33,257	(6)	7,308	(8)	47,509

(1)
Non-employee directors earn an annual retainer fee of $20,000 plus an additional annual fee of $2,500 for membership on each committee. The chair of the Audit Committee earns an additional annual fee of $15,000. Non-employee directors also receive $1,000 to attend a Board meeting in person, and $500 to participate in a Board meeting by phone.

(2)	Amounts shown in this column reflect the aggregate full grant date fair value calculated in accordance with FASB Accounting Standards Codification Topic 718 for awards granted during the fiscal year.

(3)
The fair value of an option award is determined using the Black-Scholes option pricing model under ASC 718. This column reflects the grant date fair values which have been determined based on assumptions described in Note 5 to our financial statements included in our Form 10-K for the year ended December 31, 2010.

(4)	Mr. Van de Bunt resigned effective October 25, 2010. Accordingly, he received prorated compensation under the director compensation policies described above.
(5)
On May 26, 2010, Messrs. Bain, Connerty, Patterson and Salas were each granted 20,000 shares of restricted stock which restriction lapses ratably over a one year period.  The restricted stock had a per share fair value of $4.00 and a full grant date fair value of $80,000. As of December 31, 2010, the restriction had lapsed on 11,945 shares.

(6)
On May 26, 2010, Mr. Van de Bunt was granted 20,000 shares of restricted stock which restriction lapses ratably over a one year period.  The restricted stock had a per share fair value of $4.00 and a full grant date fair value of $80,000. As of December 31, 2010, the restriction had lapsed on 8,314 shares. The balance of the shares was forfeited due to Mr. Van de Bunt’s resignation.

(7)
On May 26, 2010, Messrs. Bain, Connerty, Patterson and Salas were each granted options to purchases 10,000 shares of common stock, which vest ratably over a one year period.  As of December 31, 2010, the right to purchase 5,833 shares had vested for each individual.

(8)
On May 26, 2010, Mr. Van de Bunt was granted an option to purchases 10,000 shares of common stock, which vests ratably over a one year period.  As of December 31, 2010, the right to purchase 3,333 shares had vested. The balance of the option was forfeited due to Mr. Van de Bunt’s resignation.

Director and Executive Stock Ownership Guidelines

At the present time, the Company does not require its directors or executives to own common stock.

PROPOSAL 1

ELECTION OF DIRECTORS

Stockholders will elect six directors at the Annual Meeting, each of whom will be elected to serve until the next annual meeting of stockholders, and thereafter until their successors shall have been duly elected and qualified, or until their earlier resignation or removal. Unless a stockholder either indicates “withhold authority” on his or her proxy card or indicates on his or her proxy card that the shares should not be voted for certain nominees, the persons named in the proxy will vote for the nominees named below.  If a nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who is nominated by the Board to fill the vacancy.  We do not expect that any nominee will be unable or decline to serve as a director.

The following table identifies our current directors.

Name	Age	Director Since

Gary Guseinov	41	2003
Kevin Harris	42	2009
Howard A. Bain III	64	2010
Ricardo A. Salas	46	2010
Thomas W. Patterson	50	2010
Thomas Connerty	47	2010

Messrs. Guseinov and Harris have been nominated for reelection and Messrs. Bain, Salas, Patterson and Connerty have been nominated for election as directors.  Mr. Bain was recommended to us by a financial advisory firm that has worked with us from time to time.  Mr. Salas is a stockholder and was a consensus recommendation made by our senior executive officers.  Mr. Patterson is a stockholder and was recommended to us by an executive recruiter that we have used from time to time.  Mr. Connerty was recommended to us by the chief executive officer of another public company.

The principal occupations and employment of each nominee during the past five years is set forth below in the section entitled “Directors and Executive Officers.” In each instance in which dates are not provided in connection with a nominee’s business experience, the nominee has held the position indicated for at least the past five years. Information regarding the nominee’s business or other experience, qualifications, attributes and skills that were considered in determining that the nominee should serve as a director also is set forth below.

There is no arrangement or understanding between or among any of our director nominees and any other person pursuant to which any director nominee was or is to be selected as a director. Mr.Van de Bunt, a former director, was the designee of GR Match, LLC (“GRM”) pursuant to the Media and Marketing Services Agreement, dated as of March 24, 2009, between the Company and GRM, as amended, which provides GRM with the right to designate one member of our Board.  There is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board.  To our knowledge, there are no arrangements, agreements or understandings to among non-management stockholders that may directly or indirectly participate in or influence the management of CyberDefender’s affairs.

There are no family relationships among any of our directors or executive officers.

The following information is provided regarding our director nominees There is no arrangement or understanding between any of our director nominees and any other person(s) pursuant to which any director nominee was or is to be selected as a director or nominee for director.

Gary Guseinov, 41, is one of our co-founders and has served as our Chief Executive Officer and Chairman of the Board of Directors since our inception in August of 2003.  Mr. Guseinov has over 12 years of start-up business experience in the e-commerce sector in addition to direct marketing expertise.  In 1994, Mr. Guseinov rapidly grew Digital Media Concepts, a web development/ecommerce firm, by establishing business relationships with AT&T, Pacific Bell and British Petroleum.  In 1998, Digital Media Concepts merged with Synergy Ventures Inc., a marketing firm focusing on performance based Internet advertising.  By 1999, Mr. Guseinov developed the first Automated Media Planning System (“SynergyMPS”) and an email marketing platform capable of delivering over 1 billion email messages per month.  While at Synergy, Mr. Guseinov was responsible for acquiring such clients as Lucent Technologies, Wells Fargo Bank, Citibank, Chase, New Century Financial, JD Powers and Associates, Sears, GoToMyPC/Citrix and many other Fortune 1000 clients.  Under Mr. Guseinov’s management, Synergy was able to generate over $2 billion in revenues for its clients.  Mr. Guseinov earned his B.A. from the California State University at Northridge, School of Social and Behavioral Sciences. We believe that Mr. Guseinov’s experience with technology start-up companies and his position as a founder of the Company, which gives him an in-depth knowledge of the Company’s business and industry, qualify him to be a director.

Kevin Harris, 42, joined us as a financial consultant in October 2008 and became our Chief Financial Officer in January 2009 and a director in March 2009.  Mr. Harris is a Certified Public Accountant in the State of California with over fifteen years of financial, accounting and management experience.  From April 2004 to December 31, 2008, Mr. Harris served as the Chief Operating Officer of Statmon Technologies Corp., a publicly traded company, where he was also a financial advisor from 2002-2004.  From February 2001 to March 2004, Mr. Harris served as the Senior Vice President of Finance for RKO Pictures, LLC.  Prior to RKO, he was the Vice President – Finance and Controller for Pop.com, LLC, an Internet content joint venture among DreamWorks SKG, Imagine Entertainment and Vulcan Ventures.  From 1998 to 2000, Mr. Harris was the Director – Corporate Financial Planning at Metro-Goldwyn-Mayer Studios, Inc.  From 1995 to 1998, Mr. Harris was the Head of Production Finance and Assistant Controller at PolyGram Television where he oversaw all aspects of production finance, accounting and financial planning.  From 1993 to 1995, Mr. Harris was a Senior Auditor at KPMG Peat Marwick. Mr. Harris graduated with honors from the California State University at San Bernardino, earning his Bachelor of Science in Business Administration.  Mr. Harris serves as a board member and treasurer of Lollipop Theater Network, a 501c(3) non-profit organization. We believe that Mr. Harris’ education and his experience, both as a CPA and as a financial manager in public companies, provides our Board with accounting and finance expertise and qualify him to be a director.

Howard A. Bain III, 65, has served as chief financial officer or senior financial executive of five public, high technology companies during more than three decades in Silicon Valley.  He also held senior financial and accounting management positions with Fairchild Camera & Instrument Corporation and was a consultant with Arthur Andersen LLP, where he was a certified public accountant.  Mr. Bain was Chief Financial Officer of Symantec Corporation from 1991 to 1999 (which – like CyberDefender – also is in the business of providing Internet security software, utilities and remote technical support services); Informix Corporation from 1999 to 2000, of Vicinity Corporation in 2000, and Portal Software from 2001 to 2004.  From 2004 until the present, Mr. Bain has served on the boards of directors of a number of public and private companies.  Mr. Bain currently serves on the boards of Nanometrics, Inc., Learning Tree International, and Force 10 Networks. He holds a B.S. in Business from California Polytechnic University. We believe that Mr. Bain’s financial and accounting expertise and experience as chief financial officer of publicly traded technology companies qualifies him to be a director.

Thomas Connerty, 48, formerly held the position of executive vice president of program development and chief marketing officer of NutriSystem, Inc..  Mr. Connerty joined NutriSystem in November 2004 and was instrumental in successfully creating and implementing an innovative direct marketing program, which contributed to NutriSystem's rapid growth. In three short years, NutriSystem's annual revenues jumped from $38 million to over $775 million. During his tenure, NutriSystem was named by Forbes, Business Week and Fortune as one of the fastest growing companies in America. Prior to his positions at NutriSystem, Mr. Connerty was with the Nautilus Group, where he was Vice President of Direct Marketing and instrumental in building the Bowflex division into a leader in the home fitness market, growing revenues from $160 million to over $500 million in just four years. Prior to Nautilus, he served as the Vice President of Broadcast for the Home Shopping Network, where he managed advertising, programming and operations for two of the company's shopping channels that generated more than $1 billion in annual sales. Over the span of his career, Mr. Connerty has worked on thousands of direct marketing campaigns and over a thousand commercials and infomercials.  We use direct marketing to sell our software products and our technical support services, and we believe that Mr. Connerty’s extensive direct marketing and advertising experience qualifies him to be a director.

Thomas W. Patterson, 51, is a security industry veteran, having worked as IBM's chief strategist for eCommerce from 1996 to 1997, as a partner with KPMG from 1999 to 2002, and as an international security partner at Deloitte & Touche LLP from 2002 to 2004. He is also a successful technology entrepreneur, first heading security at MCC, America's largest technology R&D consortium which created the first secure web browsers, from 1993 to 1995, and then founding an Internet company, Command Information, Inc, in 2005 that grew to over $50 million in revenue in under two years (now controlled by the Carlyle Group).  Mr. Patterson was with Command Information until 2008.  During 2009 – 2010, Mr. Patterson was Chief Security Officer of MagTek, Inc. and, in 2010, joined Dell Computer as Executive Director, Global Security Services.  Mr. Patterson is the author of Mapping Security, the corporate security sourcebook for today's global economy (Addison-Wesley). Mr. Patterson has served as a Chief Security Officer in the financial sector assisting clients in the growth and security of their organizations. Previously, Mr. Patterson served as a board member of two public companies (US Search and Globalink), is a frequent speaker and media expert on security events, and has advised the United States Congress, the Federal Bureau of Investigation, and other branches of the federal government in the area of critical infrastructure protection. Mr. Patterson received his B.S. from the University of Maryland.   Our business is providing Internet security software, utilities and remote technical support services, and we believe that Mr. Patterson’s past experience and his expertise in the areas of Internet and technology security qualify him to be a director.

Ricardo A. Salas, 47, has served in various senior executive capacities and as a director for Liquidmetal Technologies, including the role of President and Chief Executive Officer between December 2005 and October 2006. Mr. Salas currently is Executive Vice President of Liquidmetal Technologies.  From January 2000 through June 2005, Mr. Salas served as Chief Executive Officer of iLIANT Corporation, an information technology and outsourcing service firm in the health care industry, and he continues to serve as director of MED3000 Group, inc. following its acquisition of iLIANT Corporation in May of 2006. Since 2006, Mr. Salas also has served as a director of VillageEDOCS and MSI Healthcare, Inc., which are private companies.  Mr. Salas was a founder of Medical Manager Corporation and served as a Vice President between June 1999 and January 2000. In April 1994, he founded National Medical Systems, Inc. and served as its Vice President through its merger into Medical Manager Corporation at the time of its initial public offering in February 1997. From 1987 through 2004, he was Vice President of J. Holdsworth Capital Ltd., a private investment firm. Mr. Salas received his B.A. in Economics in 1986 from Harvard University in Cambridge, Massachusetts.  We believe that Mr. Salas’ prior experience with information technology and outsourcing companies qualifies him to be a director.

OUR BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 1

EXECUTIVE COMPENSATION

As used in this Proxy, Named Executive Officers means our Chief Executive Officer and our two most highly compensated officers other than our Chief Executive Officer.  Our Named Executive Officers are:

Name	Age	Title
Gary Guseinov	41	Chief Executive Officer and Chairman of the Board
Kevin Harris	42	Chief Financial Officer, Secretary and Director
Igor Barash	40	Chief Operating Officer

Information regarding Messrs. Guseinov and Harris appears above in the Section entitled “Election of Directors.”  The following information is with respect to Mr. Barash.

Mr. Barash, is one of our co-founders and served as our Chief Information Officer from 2003 to 2008.  Mr. Barash was our Chief Product Officer from 2008 to 2010. In 2010, Mr. Barash was again appointed Chief Information Officer and held that position until 2011, when he was appointed Chief Operating Officer.  Mr. Barash has over 10 years of senior level management experience with tier one Internet service providers.  In 1997, Mr. Barash became one of the first employees of Hostpro, a Los Angeles based ISP.  With his extensive knowledge of the Internet based systems, servers, administration and development, Hostpro grew to become one of the largest hosting service providers in the world.  After Hostpro’s purchase by Micron PC, Mr. Barash took a key role in Micron’s Internet services business, including developing value added features on enterprise level service models and participating as Micron’s representative to Microsoft.  Later, Mr. Barash became the technical due diligence leader during Micron’s procurement of other ISPs, and Mr. Barash delivered assessments of all companies in contention to be purchased and incorporated under the Micron umbrella.  In 1999, Mr. Barash was given the task of restructuring and incorporating WorldWide Hosting in Boca Raton, an acquisition he led.   Mr. Barash earned his B.S. from the California State University at Northridge, School of Computer Science. Like Mr. Guseinov, Mr. Barash is a co-founder of the Company and has an in-depth knowledge of the Company’s business.

There is no arrangement or understanding between any of our executive officers and any other person(s) pursuant to which he was selected as an officer.

Compensation Discussion and Analysis

Our executive compensation program consists of the following five components:

Base salary;

Incentive bonuses;

Awards of restricted stock or stock options from our 2006 Equity Incentive Plan;

Severance and change in control protection;

Expense reimbursement for auto lease payments, auto insurance and other expenses; and

Participation in the Company’s 401(k) plan.

As mentioned above in the section entitled “Compensation Committee,” the Compensation Committee is conducting a review of our non-employee directors’ compensation and our executive officers’ compensation programs. Pending the completion of the review, the Compensation Committee has determined to continue the current compensation programs,   The Committee also has determined not to change our non-employee directors’ or Named Executive Officers’ compensation under the current program, but to: (i) limit compensation payments to base salary, incentive awards previously granted, and participation in the Company’s 401(k) plan; and (ii) suspend the granting of any further incentive bonuses and equity grants.  We believe that, pending the completion of the review, our current compensation program is sufficient to accomplish the objectives of providing meaningful incentives to motivate our executive officers to achieve profitable growth and to increase stockholder value.

The base salary component of the current program provides a basic, least variable form of compensation to our executives for their services.

We believe that the incentive bonuses motivate executives and reward them according either to the Company’s performance or the executive’s individual performance. Incentive bonuses are discretionary, there is no single method of computing bonuses, and the Board may use any criteria to determine the amount of a bonus.  On May 18, 2010, the Board, which then was comprised of Messrs. Guseinov, Harris, Barash and Van de Bundt, authorized the accrual of bonuses to our Named Executive Officers based on the Company’s 197% year over year increase in GAAP revenue and 90% year over year growth in gross sales.

Awards of restricted stock or stock options, we believe, align the interests of our executives with those of our stockholders by providing an inducement to our executives to maintain a long-term perspective with respect to the development of the Company’s business.  The awards, because they are longer term, also are an incentive for executives to remain with the Company.

We offer participation in the Company’s 401(k) plan and severance payments for purposes of retention and remaining competitive.   The change in control protection, we believe, enables our executives to concentrate on our stockholders’ interests and to evaluate more objectively potential business combinations involving the Company.

Summary of Compensation

The following table reflects all compensation awarded to, earned by or paid to our Named Executive Officers during the fiscal years ended December 31, 2010 and 2009.

Summary Compensation Table

Name and principal position	Year	Salary ($)		Bonus ($)	Stock Awards ($)	Option Awards ($)(4)	Non- Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)(5)	Total ($)

Gary Guseinov, Chief	2010	$281,250	(1)	$130,469	0	0	0	0	$23,585	$435,304
Executive Officer	2009	$225,000	(1)	$137,500	0	0	0	0	$14,344	$376,844

Kevin Harris, Chief Financial	2010	$237,500	(2)	$96,250	0	$637,347	0	0	$19,893	$990,990
Officer	2009	$190,000	(2)	$72,500	0	$373,617	0	0	$11,000	$647,117

Igor Barash, Chief Product	2010	$218,750	(3)	$72,219	0	$57,514	0	0	$19,455	$369,938
Officer	2009	$158,958	(3)	$25,000	0	$92,691	0	0	$5,115	$281,764

(1) As of January 1, 2010, Mr. Guseinov’s base salary has been set, pursuant to his Amended and Restated Employment Agreement (the “Employment Agreement”) entered into as of April 26, 2010, at $281,250 per year.  The Employment Agreement is described below in the section entitled “Employment Agreements, Termination of Employment and Change-in-Control Agreements.” As of October 1, 2006, Mr. Guseinov’s base salary was set, pursuant to his employment agreement, at $225,000 per year.  Of the $130,469 accrued as a 2010 bonus, $60,156 was paid during 2010 and the balance of $70,313 was accrued at December 31, 2010. Of the $137,500 accrued as a 2009 bonus, $75,611 was paid during 2009 and the balance of $61,889 was paid during 2010.
(2) As of January 1, 2010, Mr. Harris’ base salary has been set, pursuant to his Amended and Restated Employment Agreement entered into as of April 26, 2010 (the “Amended and Restated Employment Agreement”), at $237,500 per year.  The Employment Agreement is described below in the section entitled “Employment Agreements, Termination of Employment and Change-in-Control Agreements.”  Mr. Harris’ base salary was set, pursuant to his employment agreement, at $190,000 per year for 2009. Of the $96,250 accrued as a 2010 bonus, $48,750 was paid during 2010 and the balance of $47,500 was accrued at December 31, 2010.  Of the $72,500 accrued as a 2009 bonus, $50,000 was paid during 2009 and the balance of $22,500 was paid during 2010.
(3) As of January 1, 2010, Mr. Barash’s base salary has been set, pursuant to his Amended and Restated Employment Agreement entered into as of April 26, 2010 (the “Amended and Restated Employment Agreement”), at $218,750 per year.  The Employment Agreement is described below in the section entitled “Employment Agreements, Termination of Employment and Change-in-Control Agreements.”  Mr. Barash’s base salary was set, pursuant to his employment agreement, at $140,000 per year at July 1, 2008. Mr. Barash’s base salary was increased to $175,000 per year at June 16, 2009. Of the $74,219 accrued as a 2010 bonus, $41,406 was paid during 2010 and the balance of $32,813 was accrued at December 31, 2010.

(4) For the assumptions used in calculating the value of this grant, please see Note 6 of our financial statements for the fiscal year ended December 31, 2010.
(5) Other compensation includes auto allowance, auto insurance, life insurance and company contributions to 401(k).

The compensation set forth in the table above is pursuant to the terms and conditions of the employment agreements we have with our Named Executive Officers.  There were no plan-based awards during fiscal year 2010.

Equity Compensation

In 2010, we granted options to purchase our common stock to Messrs. Harris and Barash. The Board granted the options to Messrs. Harris and Barash because it believed that share ownership is an effective method to deliver superior stockholder returns by increasing the alignment between the interests of our executive officers and our stockholders.

The following table sets forth certain information concerning outstanding equity awards for our Named Executive Officers.   No options were exercised by our Named Executive Officers during the last two fiscal years.

Outstanding Equity Awards at Fiscal Year-End

	Option Awards				Stock Awards
							Equity	Equity
							incentive plan	incentive plan
							awards:	awards:
						Market	number of	Market or
					Number of	value of	unearned	payout value
					shares or	shares or	shares, units	of unearned
	Number of securities				units of	units of	or other	shares, units or
	underlying unexercised		Option	Option	stock that	stock that	rights that	other rights
	options		exercise	expiration	have not	have not	have not	that have not
Name	Exercisable	Unexercisable	price	date	vested	vested	vested	vested
Igor Barash	12,500	-0-	$1.00	12/11/2016	-0-	-0-	-0-	-0-
Igor Barash	47,000	-0-	$1.00	11/23/2015	-0-	-0-	-0-	-0-
Igor Barash	90,625	59,375	$1.00	7/1/2018	-0-	-0-	-0-	-0-
Igor Barash	15,278	34,722	$4.00	1/1/2020	-0-	-0-	-0-	-0-
Kevin Harris	20,000	-0-	$1.00	10/1/2018	-0-	-0-	-0-	-0-
Kevin Harris	200,000	-0-	$1.00	1/13/2019	-0-	-0-	-0-	-0-
Kevin Harris	25,000	-0-	$1.00	3/31/2019	-0-	-0-	-0-	-0-
Kevin Harris	25,000	-0-	$1.00	6/30/2019	-0-	-0-	-0-	-0-
Kevin Harris	25,000	-0-	$1.00	9/30/2019	-0-	-0-	-0-	-0-
Kevin Harris	25,000	-0-	$1.00	12/31/2019	-0-	-0-	-0-	-0-
Kevin Harris	91,667	208,333	$4.00	1/1/2020	-0-	-0-	-0-	-0-
Kevin Harris	25,000	-0-	$1.00	3/31/2020	-0-	-0-	-0-	-0-
Kevin Harris	75,000	-0-	$1.00	4/26/2020	-0-	-0-	-0-	-0-

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

We entered into an amended and restated key executive employment agreement with Gary Guseinov as of April 26, 2010.  The term of the agreement is three years commencing as of January 1, 2010; however if the agreement is not terminated during that period, then it will be renewed for successive periods of one year until terminated pursuant to its terms.  Mr. Guseinov receives an annual base salary of $281,250.  In addition, we reimburse Mr. Guseinov for the following business related expenses, in an aggregate amount to be established by the Board for such expenses: mobile telephone, residence Internet connection, car allowance, car insurance and other miscellaneous business related expenses.  Pursuant to the agreement, Mr. Guseinov is entitled to participate in all incentive bonus (subject to a limit of not more than 50% of his annual base salary for any twelve month period), retirement, profit-sharing, life, medical, disability and other benefit programs which the Company from time to time may make available to other executive officers of the Company.  We provide Mr. Guseinov, his spouse and his children, if any, with basic health and dental insurance benefits on the terms and conditions that such benefits are provided to other executive officers of the Company and their families.  Mr. Guseinov also is entitled to four weeks of paid vacation each year and paid sick leave in accordance with policies regarding employee sick leave that the Company from time to time may implement.  Pursuant to the terms of the agreement, we have agreed to provide a term life insurance policy or policies (at least at the ten year level) with coverage in the face amount of at least $3,000,000, provided that the costs attributable to the insurance coverage do not exceed an annual limit to be determined by our Board.  Mr. Guseinov has the right to designate the beneficiary of $1,000,000 of the policy or policies, and the Company is the beneficiary of the remainder of the policy or policies.  We do not currently, and we have not in the past, provided this life insurance benefit to Mr. Guseinov.  The Company also is required to obtain directors’ and officers’ liability insurance of no less than $5,000,000 in aggregate coverage.

Pursuant to the agreement, we are entitled to terminate Mr. Guseinov’s employment upon a change of control, upon Mr. Guseinov’s disability or for cause.   Mr. Guseinov may terminate his employment upon 30 days written notice to us or in the event of a constructive termination. Constructive termination is defined as: (i) a change (without Mr. Guseinov’s consent) in his position, authority, duties, responsibilities (including reporting responsibilities) or status with the Company that is inconsistent in any material and adverse respect with his position, authority, duties, responsibilities or status with the Company as provided in the agreement; (ii) an adverse change in his title; (iii) any reduction in his annual base salary to which he does not agree, unless the reduction is concurrent with and part of a Company-wide reduction in salary for all employees; (iv) any breach by the Company of a material obligation of the Company under the agreement; (v) any requirement by the Company to relocate Mr. Guseinov to an office outside of Los Angeles County, California or outside a thirty mile radius from his residence as of the effective date of the agreement; (vi) any purported termination by the Company of his employment other than as permitted by the agreement, except in the case of his disability; or (vii) Mr. Guseinov’s failure to be elected or reelected to the Board during the term of the agreement.

If the Company terminates Mr. Guseinov’s employment for cause, he is entitled to accrued salary, earned and pro rata bonus compensation, vested stock options and vested benefits under the Company’s benefit plans applicable to him.  He is not entitled to certain post termination benefits, as that term is defined in the agreement.  The Company will extend health and dental insurance benefits, at Mr. Guseinov’s election and sole cost, to the extent permitted by the Company’s policies and benefit plans, for six months after the termination date, except as otherwise required by law.  If the Company terminates Mr. Guseinov’s employment without cause (including the Company’s failure to renew the agreement for a second three-year term or as the result of a change of control), or if the agreement is terminated as the result of constructive termination, Mr. Guseinov is entitled to accrued but unpaid salary, earned and pro rata bonus compensation, full vesting of all unvested stock and stock options, vested benefits under the Company’s benefit plans applicable to him, and to the following post termination benefits: (i) continuing payment of Mr. Guseinov’s base salary in effect at the time of termination for the greater of nine months following the date of termination or the balance of the then applicable Term; and (ii) continuing coverage of Mr. Guseinov, his spouse and children, if any, at the Company’s expense, under any health and dental insurance plans that covered him immediately prior to termination, for a period of six months following the date of termination.  The Company will extend health and dental insurance benefits, at Mr. Guseinov’s election and sole cost, to the extent permitted by the Company’s policies and benefit plans, for six months after the termination date, except as otherwise required by law.  If Mr. Guseinov terminates his employment voluntarily, he is entitled to accrued but unpaid salary, earned and pro rata bonus compensation, vested stock options, and any benefits required by law.  If Mr. Guseinov’s employment is terminated due to his death, his estate is entitled to accrued but unpaid salary, earned and pro rata bonus compensation, vested stock options, and vested benefits under the Company’s benefit plans applicable to him.  His estate is not entitled to the post termination benefits.  Pursuant to the agreement, Mr. Guseinov assigned and agreed to assign in the future, to the Company or to our nominees, all relevant intellectual property as that term is defined in the agreement.

We entered into an amended and restated key executive employment agreement with Kevin Harris as of April 26, 2010.  The term of the agreement is three years commencing as of January 1, 2010; however if the agreement is not terminated during that period, then it will be renewed for successive periods of one year until terminated pursuant to its terms.  Mr. Harris receives an annual base salary of $237,500.  In addition, we reimburse Mr. Harris for the following business related expenses, in an aggregate amount to be established by the Board for such expenses: mobile telephone, residence Internet connection, car allowance, car insurance and other miscellaneous business related expenses.  Pursuant to the agreement, Mr. Harris is entitled to participate in all incentive bonus (subject to a limit of not more than 40% of his annual base salary for any twelve month period), retirement, profit-sharing, life, medical, disability and other benefit programs which the Company from time to time may make available to other executive officers of the Company.  We provide Mr. Harris, his spouse and his children, if any, with basic health and dental insurance benefits on the terms and conditions that such benefits are provided to other executive officers of the Company and their families.  Mr. Harris also is entitled to four weeks of paid vacation each year and paid sick leave in accordance with policies regarding employee sick leave that the Company from time to time may implement.  Pursuant to the terms of the agreement, we have agreed to provide a term life insurance policy or policies (at least at the ten year level) with coverage in the face amount of at least $1,000,000, provided that the costs attributable to the insurance coverage do not exceed an annual limit to be determined by our Board.  Mr. Harris is the beneficiary of 100% of the policy or policies.  We do not currently, and we have not in the past, provided this life insurance benefit to Mr. Harris.  The Company also is required to obtain directors’ and officers’ liability insurance of no less than $5,000,000 in aggregate coverage.

Pursuant to the agreement, Mr. Harris retains the entire option grant for 400,000 shares of our common stock provided to him pursuant to the original employment agreement (which includes bonus options for fiscal years 2009 and 2010 as required under the original agreement) (collectively, the “Original Option Grant”), of which: (i) 325,000 options shares became fully vested pursuant to the agreement; (ii) 75,000 option shares became vested in three, equal quarterly increments, with the first quarterly increment of 25,000 options shares having vested on June 30, 2010, the second quarterly increment having vested on September 30, 2010, and the third quarterly increment having vested on December 31, 2010.  In addition to the Original Option Grant, Mr. Harris was granted an option to purchase 300,000 shares of our common stock at an exercise price equal to the closing price of the stock on the OTC Bulletin Board reported by Bloomberg LP on April 26, 2010, which will vest in equal monthly increments over the three-year term of the agreement.

Pursuant to the agreement, we are entitled to terminate Mr. Harris’ employment upon a change of control, upon Mr. Harris’ disability or for cause.   Mr. Harris may terminate his employment upon 30 days written notice to us or in the event of a constructive termination. Constructive termination is defined as: (i) a change (without Mr. Harris’ consent) in his position, authority, duties, responsibilities (including reporting responsibilities) or status with the Company that is inconsistent in any material and adverse respect with his position, authority, duties, responsibilities or status with the Company as provided in the agreement; (ii) an adverse change in his title; (iii) any reduction in his annual base salary to which he does not agree, unless the reduction is concurrent with and part of a Company-wide reduction in salary for all employees; (iv) any breach by the Company of a material obligation of the Company under the agreement; (v) any requirement by the Company to relocate Mr. Harris to an office outside of Los Angeles County, California or outside a thirty mile radius from his residence as of the effective date of the agreement; (vi) any purported termination by the Company of his employment other than as permitted by the agreement, except in the case of his disability; or (vii) Mr. Harris’ failure to be elected or reelected to the Board during the term of the agreement.  If the Company terminates Mr. Harris’ employment for cause, he is entitled to accrued salary, earned and pro rata bonus compensation, vested stock options and vested benefits under the Company’s benefit plans applicable to him.  He is not entitled to certain post termination benefits, as that term is defined in the agreement.  The Company will extend health and dental insurance benefits, at Mr. Harris’ election and sole cost, to the extent permitted by the Company’s policies and benefit plans, for six months after the termination date, except as otherwise required by law.

If the Company terminates Mr. Harris’ employment without cause (including the Company’s failure to renew the agreement for a second three-year term or as the result of a change of control), or if the agreement is terminated as the result of constructive termination, Mr. Harris is entitled to accrued but unpaid salary, earned and pro rata bonus compensation, full vesting of all unvested stock and stock options, vested benefits under the Company’s benefit plans applicable to him, and to the following post termination benefits: (i) continuing payment of Mr. Harris’ base salary in effect at the time of termination for the greater of nine months following the date of termination or the balance of the then applicable Term; and (ii) continuing coverage of Mr. Harris, his spouse and children, if any, at the Company’s expense, under any health and dental insurance plans that covered him immediately prior to termination, for a period of six months following the date of termination.  The Company will extend health and dental insurance benefits, at Mr. Harris’ election and sole cost, to the extent permitted by the Company’s policies and benefit plans, for six months after the termination date, except as otherwise required by law.  If Mr. Harris terminates his employment voluntarily, he is entitled to accrued but unpaid salary, earned and pro rata bonus compensation, vested stock options, and any benefits required by law.  If Mr. Harris’ employment is terminated due to his death, his estate is entitled to accrued but unpaid salary, earned and pro rata bonus compensation, vested stock options, and vested benefits under the Company’s benefit plans applicable to him.  His estate is not entitled to the post termination benefits.  If Mr. Harris terminates his employment as the result of a constructive termination, he is entitled to accrued but unpaid salary, earned and pro rata bonus compensation, full vesting of any unvested stock and stock options, vested benefits under the Company’s benefit plans applicable to him, and the post termination benefits. Pursuant to the agreement, Mr. Harris assigned and agreed to assign in the future, to the Company or to our nominees, all relevant intellectual property as that term is defined in the agreement.

Mr. Harris may terminate his employment upon giving us 30 days written notice of his termination.  We may terminate Mr. Harris’ employment for cause, in the event that a disability renders him unable to provide services to us and as a result of a change of control.  Mr. Harris’ employment may also be terminated as a result of a constructive termination.  If his employment is terminated as a result of any of the above, Mr. Harris will receive his monthly base salary for the lesser of six months or the remaining term of the employment agreement and we will continue to pay the premiums for his health and dental insurance for a period of six months.  In addition, if Mr. Harris’ employment is terminated as a result of a constructive termination that occurs on or after July 1, 2009 or as a result of a change in control, all stock option grants and conditional grants (such as the grant made in conjunction with the performance goals) will vest.  In the event of termination for any reason, Mr. Harris will also be entitled to receive his accrued but unpaid salary, earned bonus compensation, vested stock options and vested benefits, such as accrued vacation pay.

We entered into an amended and restated key executive employment agreement with Igor Barash as of April 26, 2010.  The term of the agreement is three years commencing as of January 1, 2010; however if the agreement is not terminated during that period, then it will be renewed for successive periods of one year until terminated pursuant to its terms.  Mr. Barash receives an annual base salary of $218,750.  In addition, we reimburse Mr. Barash for the following business related expenses, in an aggregate amount to be established by the Board for such expenses: mobile telephone, residence Internet connection, car allowance, car insurance and other miscellaneous business related expenses.  Pursuant to the agreement, Mr. Barash is entitled to participate in all incentive bonus (subject to a limit of not more than 30% of his annual base salary for any twelve month period), retirement, profit-sharing, life, medical, disability and other benefit programs which the Company from time to time may make available to other executive officers of the Company.  We provide Mr. Barash, his spouse and his children, if any, with basic health and dental insurance benefits on the terms and conditions that such benefits are provided to other executive officers of the Company and their families.  Mr. Barash also is entitled to four weeks of paid vacation each year and paid sick leave in accordance with policies regarding employee sick leave that the Company from time to time may implement.  Pursuant to the terms of the agreement, we have agreed to provide a term life insurance policy or policies (at least at the ten year level) with coverage in the face amount of at least $500,000, provided that the costs attributable to the insurance coverage do not exceed an annual limit to be determined by our Board.  Mr. Barash is the beneficiary of 100% of the policy or policies.  We do not currently, and we have not in the past, provided this life insurance benefit to Mr. Barash.  The Company also is required to obtain directors’ and officers’ liability insurance of no less than $5,000,000 in aggregate coverage.

Pursuant to the agreement, Mr. Barash’s performance is evaluated quarterly, commencing on July 1. 2010, and, in order to qualify for an incentive bonus, there must have been, at a minimum, a 15% increase in “visitor to order” ratios from the prior quarter across all product channels.

Pursuant to the agreement, the unvested portion of the option grant to Mr. Barash for 150,000 shares pursuant to the original employment agreement (the “Initial Option Grant”) continues to vest in equal monthly increments through July 1, 2012, with the final monthly increment vesting on that date.  In addition to the Initial Option Grant, Mr. Barash was granted an option to purchase 50,000 shares of the our common stock at an exercise price equal to the closing price of the stock on the OTC Bulletin Board reported by Bloomberg LP on April 26, 2010, which will vest in equal monthly increments over the three-year term of the agreement. Pursuant to the agreement, we are entitled to terminate Mr. Barash’s employment upon a change of control, upon Mr. Barash’s disability or for cause.   Mr. Barash may terminate his employment upon 30 days written notice to us or in the event of a constructive termination. Constructive termination is defined as: (i) a change (without Mr. Barash’s consent) in his position, authority, duties, responsibilities (including reporting responsibilities) or status with the Company that is inconsistent in any material and adverse respect with his position, authority, duties, responsibilities or status with the Company as provided in the agreement; (ii) an adverse change in his title; (iii) any reduction in his annual base salary to which he does not agree, unless the reduction is concurrent with and part of a Company-wide reduction in salary for all employees; (iv) any breach by the Company of a material obligation of the Company under the agreement; (v) any requirement by the Company to relocate Mr. Barash to an office outside of Los Angeles County, California or outside a thirty mile radius from his residence as of the effective date of the agreement; or (vi) any purported termination by the Company of his employment other than as permitted by the agreement, except in the case of his disability.

If the Company terminates Mr. Barash’s employment for cause, he is entitled to accrued salary, earned and pro rata bonus compensation, vested stock options and vested benefits under the Company’s benefit plans applicable to him.  He is not entitled to certain post termination benefits, as that term is defined in the agreement.  The Company will extend health and dental insurance benefits, at Mr. Barash’s election and sole cost, to the extent permitted by the Company’s policies and benefit plans, for six months after the termination date, except as otherwise required by law.  If the Company terminates Mr. Barash’s employment without cause (including as the result of a change of control), or if the agreement is terminated as the result of constructive termination), Mr. Barash is entitled to accrued but unpaid salary, earned and pro rata bonus compensation, full vesting of all unvested stock and stock options, vested benefits under the Company’s benefit plans applicable to him, and to the following post termination benefits: (i) continuing payment of Mr. Barash’s base salary in effect at the time of termination for the greater of six months following the date of termination or the balance of the then applicable Term; and (ii) continuing coverage of Mr. Barash, his spouse and children, if any, at the Company’s expense, under any health and dental insurance plans that covered Executive immediately prior to termination, for a period of six months following the date of termination.  The Company will extend health and dental insurance benefits, at Mr. Barash’s election and sole cost, to the extent permitted by the Company’s policies and benefit plans, for six months after the termination date, except as otherwise required by law.  If Mr. Barash terminates his employment voluntarily, he is entitled to accrued but unpaid salary, earned and pro rata bonus compensation, vested stock options, and any benefits required by law.  If Mr. Barash’s employment is terminated due to his death, his estate is entitled to accrued but unpaid salary, earned and pro rata bonus compensation, vested stock options, and vested benefits under the Company’s benefit plans applicable to him.  His estate is not entitled to the post termination benefits.  Pursuant to the agreement, Mr. Barash assigned and agreed to assign in the future, to the Company or to our nominees, all relevant intellectual property as that term is defined in the agreement.

The table below reflects the amount of compensation to each of our current Named Executive Officers in the event we terminate such officer’s employment for other than “cause” or the officer resigns for “good reason”. Regardless of the manner in which an executive’s employment terminates, the executive is entitled to receive amounts already earned during his term of employment, such as base salary earned through the date of termination and accrued vacation pay. The amounts shown assume that each termination was effective as of December 31, 2010, and thus includes amounts earned through the end of 2010. The value of stock-related compensation assumes that the value of our common stock is $3.06, which was the closing trading price on the last trading day of 2010. The value of continuing coverage under our welfare and fringe benefits plans reflects our actual cost for those benefits as of December 31, 2010. All of these amounts are estimates of the amounts that would be paid out to the executives upon their termination. The actual amounts can only be determined at the time the executives’ employment actually terminates.

Resignation for Good Reason or Termination Other than for Cause
Gary Guseinov
Base salary and cash bonus	$632,813
Equity	-
Healthcare and other insurance benefits	3,793
Kevin Harris
Base salary and cash bonus	522,500
Equity	865,200
Healthcare and other insurance benefits	1,697
Igor Barash
Base salary and cash bonus	470,313
Equity	431,570
Healthcare and other insurance benefits	3,793

PROPOSAL 2

 APPROVAL OF ISSUANCE OF CONVERTIBLE PROMISSORY NOTES

Stockholders are asked to approve the issuance of two convertible promissory notes payable by the Company to GR Match, LLC (“GRM”), which is an affiliate of Guthy-Renker, LLC.  GRM owns 38.6 % of the Company’s common stock as of April 4, 2011.  As described below, the indebtedness evidenced by the notes is convertible by GRM into shares of common stock.  The Company’s common stock is listed on the NASDAQ Global Stock Market and the Company therefore is subject to the NASDAQ Marketplace Rules.  Stockholder approval of the issuance of the notes is required pursuant to Rule 5635 of the NASDAQ Marketplace Rules (“Rule 5635”) because GRM’s conversion of the indebtedness evidenced by the notes could result in the issuance by the Company of common stock equal to 20% or more of the common stock outstanding before the issuance for less than the greater of book or market value of the stock.

In order to ensure the Company’s compliance with Rule 5635 pending submission of this Proposal to stockholders, effective as of April 5, 2011, the notes were amended to provide that, until stockholder approval is obtained, GRM’s total conversions of the notes are limited to conversions which do not exceed 5,502,963 shares of common stock, as adjusted for stock splits or combinations (the “Conversion Limitation”), which is 19.99% of the 27,528,577 shares outstanding as of February 25, 2011, the date that the 2010 Note, discussed below, was amended and the conversion price reduced and the date that the Company issued the 2011 Note, also discussed below.  Until stockholder approval is obtained, any unconverted portions of the notes will remain due and payable as non-convertible debt in accordance with the terms and conditions of the notes.  The amendments to the notes provide that the Company will seek stockholder approval of the issuance of the notes and GRM’s rights to convert the notes pursuant to the terms and conditions of the notes as originally issued, and exclusive of the Conversion Limitation.  The Company is required to use its commercially reasonable efforts to obtain stockholder approval at its 2011 Annual Meeting or at any subsequent special meeting of stockholders to be conducted prior to March 31, 2012, the maturity date of the notes.  In the event stockholder approval is not secured, GRM’s rights to convert the notes are subject to the Conversion Limitation, and any unconverted portions of the notes will remain due and payable as non-convertible debt in accordance with the terms and conditions of the notes.

The following background information is provided in connection with this Proposal.

The 2010 Note

As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission (“SEC”) on March 31, 2010, the Company issued to GRM a 9% Secured Convertible Promissory Note (the “2010 Note”) (a copy of which is attached as an exhibit to this Proxy Statement) in the aggregate principal amount of $5,300,000, due March 31, 2012.  The Company received net proceeds of $5,000,000 after payment to GRM of an issuance fee of $300,000.  The 2010 Note bears simple interest of 9% per annum. GRM may elect to cause the accrued unpaid interest for any applicable quarter to be added to the then outstanding principal amount of the 2010 Note in lieu of a cash payment of interest.  GRM chose to have the interest payments due July 1, 2010 and January 1, 2011 added to the aggregate principal amount of the 2010 Note increasing the principal amount to $5,541,183 as of January 1, 2011.

Commencing 180 days after March 31, 2010, the outstanding principal amount of the 2010 Note and accrued and unpaid interest may be converted, at GRM’s election, into shares of the Company’s common stock.  Under the terms of the 2010 Note as originally issued, the conversion price was $3.50 per share.

Effective as of February 25, 2011, the 2010 Note was amended (a copy of which is attached as an exhibit to this Proxy Statement) to provide that the conversion price is $2.20 per share.

As previously disclosed in a Form 8-K filed with the SEC on April 8, 2011, effective as of April 5, 2011, the Company and GRM entered into a third amendment to the 2010 Note (the “Third Amendment”) (a copy of which is attached as an exhibit to this Proxy Statement).  Pursuant to the Third Amendment, the 2010 Note was amended to provide that GRM’s total conversions of the 2010 Note and a 2011 secured convertible promissory note, described below, are limited to conversions which in total do not exceed the Conversion Limitation.  The Conversion Limitation remains effective until approval by the Company’s stockholders, as described above, of the issuance of the 2010 Note and GRM’s right to convert the 2010 Note in accordance with the terms and conditions of the 2010 Note as originally issued, exclusive of the Conversion Limitation.  In the event stockholder approval is not obtained, GRM’s right to convert the 2010 Note is subject to the Conversion Limitation, and any unconverted portions of the 2010 Note will remain due and payable as non-convertible debt in accordance with the terms and conditions of the note.

The 2011 Note

 As previously disclosed in a Form 8-K filed with the SEC on December 13, 2010, effective as of December 3, 2010, GRM made available to the Company a secured revolving credit facility in the principal amount not to exceed $5,000,000.  The revolving credit facility was subject to the terms and conditions set forth in certain agreements and a Revolving Credit Note, dated December 3, 2010, payable by the Company to the order of GRM in the principal amount of $5,000,000 (the “Revolving Credit Note”).  Under the revolving credit facility, GRM advanced funds to the Company.

As previously disclosed in a Form 8-K filed with the SEC on March 1, 2011, effective as of February 25, 2011, the Company and GRM entered into a Loan Modification Agreement (the “Loan Modification Agreement”) pursuant to which the Company and GRM agreed to convert the existing indebtedness evidenced by the Revolving Credit Note to indebtedness that is convertible into shares of the Company’s common stock.  Pursuant to the Loan Modification Agreement, the Company and GRM agreed, among other things, to amend and restate the Revolving Credit Note on the terms and conditions of an Amended and Restated Nine Percent (9%) Secured Convertible Promissory Note made as of February 25, 2011, and due March 31, 2012 (the “2011 Note”) (a copy of which is attached as an exhibit to this Proxy Statement).

The principal amount of the 2011 Note is $5,700,733.94.  Until it is paid in full, the 2011 Note may be converted by GRM into shares of the Company’s common stock, in whole or in part and from time to time.  The conversion price is $1.86 per share, subject to the following adjustment.

In the event the Company, prior to June 30, 2011, sells and issues any common stock or securities that would entitle the holder to acquire, by exercise or conversion, common stock at a price which is less than the conversion price, the conversion price will be reduced to the issuance, exercise or conversion price, but in no event reduced to an amount less than $1.75 per share.  The conversion price also is subject to adjustment in the event of certain “fundamental transactions,” as that term is defined in the 2011 Note, including a merger or consolidation of the Company or a sale of all or substantially all of the Company’s assets.

As previously disclosed in a Form 8-K filed with the SEC on April 8, 2011, effective as of April 5, 2011, the Company and GRM entered into a first amendment to the 2011 Note (the “First Amendment”) (a copy of which is attached as an exhibit to this Proxy Statement).  Pursuant to the First Amendment, the 2011 Note is subject to the same Conversion Limitation and stockholder approval requirements as the 2010 Note.  Until stockholder approval is obtained, any unconverted portion of the 2011 Note will remain due and payable as non-convertible debt in accordance with the terms and conditions of the 2011 Note.  In the event stockholder approval is not obtained, GRM’s right to convert the 2011 Note is subject to the Conversion Limitation, and any unconverted portion of the 2011 Note will remain due and payable as non-convertible debt in accordance with the terms and conditions of the 2011 Note.

Potential Results of Conversion

As of February 25, 2011, the Company had 27,528,577 shares of common stock outstanding.  As of April 1, 2011, the total of the current outstanding principal amount of the 2010 Convertible Note and accrued and unpaid interest is $5,665,860.  If this Proposal is approved, and stockholders approve the issuance of the 2010 Note and GRM’s right to convert the 2010 Note at $2.20 per share in accordance with its original terms and conditions, and exclusive of the Conversion Limitation, the 2010 Note could be converted into 2,575,391 shares of common stock.

As of April 1, 2011, the total of the current outstanding principal amount of the 2011 Note was $5,749,190.  If this Proposal is approved, and stockholders approve the issuance of the 2011 Note and GRM’s right to convert the 2011 Note at $1.86 per share in accordance with its original terms and conditions, and exclusive of the Conversion Limitation, the 2011 Note could be converted into 3,090,962 shares of common stock.

In the event the Company, prior to June 30, 2011, sells and issues any common stock or securities that would entitle the holder to acquire, by exercise or conversion, common stock at a price which is less than the conversion price of the 2011 Note, the conversion price will be reduced to the issuance, exercise or conversion price, but in no event reduced to an amount less than $1.75 per share.  If this Proposal is approved, and stockholders approve the issuance of the 2011 Note and GRM’s right to convert the 2011 Note in accordance with its original terms and conditions, and exclusive of the Conversion Limitation, GRM could convert the 2011 Note at $1.75 per share into 3,285,251 shares of common stock.

Accordingly, the conversion of the 2010 Note and the 2011 Note could result in the issuance by the Company of a total of a maximum of 5,860,642 shares of common stock.

Potential Impact of Conversions Upon Stockholders

The issuance to GRM of the maximum of 5,860,642 shares of common stock would materially dilute the holdings of the Company’s other stockholders.  In addition, approximately 27.4% of the outstanding shares of the Company’s common stock is now owned and controlled by our executive officers and directors.  The issuance of 5,860,642 shares of common stock to GRM would result in further concentrated control that could adversely affect the price of the Company’s common stock, and the insiders and GRM might be able to control matters requiring approval by the Company’s stockholders, including the election of directors and approval of acquisitions, mergers and other business transactions.  Further concentration also could result in other stockholders having little or no influence on management and the conduct of the Company’s business.  The concentrated control may make it difficult for the Company’s stockholders to receive a premium for their shares in the event of a merger or other change in control of the Company.  The concentrated control also could limit the price that investors might be willing to pay in the future for shares of the Company’s common stock.

Reasons for the Board’s Recommendation to Approve Proposal 2

The issuance of the 2010 and 2011 Convertible Notes provided much-needed financing for the Company’s operations.  GRM has also allowed the Company to add accrued interest to the principal amount of the 2010 Note for three of the four quarterly interest payments due.  This has allowed the Company to use the cash to fund the Company’s operating expenses instead of paying interest.  If this proposal is not approved it is expected that GRM would require the Company to make the remaining quarterly interest payments in cash, thereby reducing available funds for the Company’s operations. In addition, if GRM remains subject to the Coversion Limitation, a total of 5,502,963 shares could be issued if the notes are converted.  If this Proposal is approved and GRM’s conversion rights are not subject to the Conversion Limitation, a maximum of 5,860,642 shares could be issued if the notes are converted.  The Board does not believe the difference of 357,679 shares is material and that, therefore, this Proposal should be approved.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT
YOU VOTE “FOR” PROPOSAL 2

PROPOSAL 3

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, subject to stockholder approval, appointed Grant Thornton as our independent registered public accounting firm for the fiscal year ended December 31, 2011. The affirmative vote of a majority of votes properly cast on this proposal at the Annual Meeting is required to ratify such selection.

Stockholder ratification of the appointment is not required by the Company’s Certificate of Incorporation or Bylaws, or otherwise. If our stockholders fail to ratify the appointment, the Board will reconsider whether to appoint Grant Thornton. Even if the appointment is ratified, the Board in its discretion may direct the appointment of a different independent registered public accounting firm if the Board determines that a new appointment would be in our best interests and the best interests of our stockholders.

Grant Thornton has audited our financial statements commencing with the year ended December 31, 2010. A representative of Grant Thornton is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions.

Our former independent registered public accounting firm, KMJ Corbin & Company LLP (“KMJ”), was dismissed on October 8, 2010.  KMJ’s report on the Company’s financial statements for the fiscal year ending December 31, 2009 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.  The dismissal of KMJ was approved by the Company’s Audit Committee.   During the last two fiscal years, there were no disagreements with KMJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KMJ, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The following table sets forth fees billed to us by Grant Thornton during the fiscal years ended December 31, 2010 and 2009 for: (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services that were reasonably related to the performance of the audit or review of our financial statements and that are not reported as audit fees, (iii) services rendered in connection with tax compliance, tax advice and tax planning, and (iv) all other fees for services rendered.

	December 31, 2010		December 31, 2009
Audit Fees	$285,928	(1)	$217,455	(2)
Audit Related Fees	-		-
Tax Fees	-		-
All Other Fees	-		-

(1)
Audit fees consist of fees billed for services rendered for the audit of our annual financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Grant Thornton in connection with statutory and regulatory filings (e.g., consents). Audit fees also include $39,084 for the reaudit of our 2008 annual financial statements that was performed in 2010.

(2)
Audit fees consist of fees billed for services rendered for the reaudit of our 2009 annual financial statements and review of the 2009 interim financial statements included in quarterly reports that were performed in 2010.

The Audit Committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

All of the services relating to the 2010 fees described in the table above were approved by the Audit Committee.

OUR BOARD UNANIMOUSLY RECOMMENDS
THAT YOU VOTE “FOR” PROPOSAL 3

AUDIT COMMITTEE REPORT

The Audit Committee (the “Committee”) has furnished the following report:

The Company’s management is responsible for preparing the Company’s financial statements.  The Company’s independent registered public accounting firm, Grant Thornton LLP (GT”), is responsible for auditing the Company’s financial statements.  The activities of the Audit Committee are in no way designed to supersede or alter those responsibilities.  The Audit Committee’s role neither provides any special assurances with respect to the Company’s financial statements nor involves a professional evaluation of the quality of the audits performed by GT.

The Committee has reviewed and discussed with management and GT, as appropriate: (1) the audited financial statements; and (2) management’s report on the internal control over financial reporting and GT’s related opinions.

The Committee has discussed with GT the matters required to be discussed by the statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol.1, AU section 380) as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Committee has received the written disclosures and the letter from GT required by the applicable requirements of the PCAOB regarding GT’s communications with the Committee concerning independence, and has discussed with GT the firm’s independence.

Based on the review and discussions mentioned above, the Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the SEC.

By: The Audit Committee of the Board of Directors:

Howard A. Bain III	Thomas Connerty	Ricardo A. Salas

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following tables set forth certain information regarding beneficial ownership of our securities as of April 4, 2011 by (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of each class of our voting securities, (ii) each of our directors and executive officers, and (iii) all of our directors and executive officers as a group. Unless otherwise stated, the address of our directors and executive officers is c/o CyberDefender Corporation, 617 West 7th Street, Suite 1000, Los Angeles, California 90017.

We have determined beneficial ownership in accordance with the rules of the SEC.  Under these rules, beneficial ownership generally includes voting or investment power over securities. The number of shares shown as beneficially owned in the tables below are calculated pursuant to Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended.  Under Rule 13d-3(d)(1), shares not outstanding that are subject to options, warrants, rights or conversion privileges exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but are not deemed outstanding for the purpose of calculating the percentage owned by each other person listed.  Except as otherwise indicated, we believe that the beneficial owners listed below, based on the information furnished by these owners, have sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to applicable community property laws.  As of April 4, 2011, there were 27,469,827 shares of common stock issued and outstanding.

Name and Address of Beneficial Owners(1)	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock
Executive Officers and Directors:
Gary Guseinov, Chief Executive Officer and Chairman of the Board	5,987,075		21.3%
Igor Barash, Chief Operating Officer	829,041	(2)	2.9%
Kevin Harris, Chief Financial Officer, Secretary and Director	584,579	(3)	2.0%
Howard Bain III, Director	30,000	(4)	*
Thomas Connerty, Director	30,000	(4)	*
Thomas Patterson, Director	30,000	(4)	*
Ricardo Salas, Director	472,416	(4)	1.7%
5% Stockholders:
GR Match, LLC	16,840,713	(5)	38.6%
ITU Ventures	1,819,382	(6)	6.4%
All executive officers and directors as a group	7,968,281		27.4%
*    Less than 1%

(1) The address for each of our officers and directors is 617 West 7th Street, Suite 1000, Los Angeles, California 90017.
(2) Includes 192,486 shares subject to options that will be exercisable as of June 3, 2011.
(3) Includes 576,249 shares subject to options that will be exercisable as of June 3, 2011.
(4) Includes 10,000 shares subject to options that will be exercisable as of June 3, 2011.
(5) This number represents 1,142,860 shares of Common Stock, 10,031,500 shares of Common Stock issuable upon the exercise of Common Stock purchase warrants and 5,666,353 shares of Common Stock issuable upon the conversion of outstanding convertible notes.  The address of GR Match, LLC is c/o Guthy-Renker LLC, 3340 Ocean Park Boulevard, Suite 3000, Santa Monica, CA 90405. Mr. Van de Bunt is a beneficial owner of these securities, inasmuch as he is the Manager of GR Match, LLC and the beneficiary of a trust that owns a 4.86% interest in Guthy-Renker Partners, Inc., which owns a 94% interest in Guthy-Renker Holdings, LLC, which is the sole owner of Guthy-Renker LLC, which owns an 80% interest in GR Match, LLC. Mr. Van de Bunt disclaims ownership of these securities.
(6) This number represents 1,252,475 shares of Common Stock and 566,907 shares of Common Stock issuable upon the exercise of a Common Stock purchase warrant.  The address of ITU Ventures is 1900 Avenue of the Stars, Suite 2701, Los Angeles, California 90067.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership with the Securities and Exchange Commission.  Executive officers, directors and more than 10% stockholders are required by regulations to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, all of our officers, directors and greater than 10% stockholders complied with all applicable Section 16(a) filing requirements for the fiscal year ended December 31, 2010, with the exception of the following:

Name	Description
Kevin Harris	Did not file Form 4 when new stock options were granted on 4/26/10 per Amended and Restated Employment Agreement.
Igor Barash	Did not file Form 4 when new stock options were granted on 4/26/10 per Amended and Restated Employment Agreement.
Howard Bain III	Filed Form 3 on April 18, 2010.
Thomas Connerty	Filed Form 3 on April 19, 2010.
Thomas Patterson	Has not filed Form 3 since appointed director on May 26, 2010.
Ricardo Salas	Filed Form 3 on April 19, 2010.

TRANSACTIONS WITH RELATED PERSONS

           Our Board has not yet adopted a written related party transaction policy and procedures for the Board’s review and approval or disapproval of transactions involving certain persons that the regulations of the Securities and Exchange Commission (the “SEC”) require to be disclosed. However, it is the Company’s policy that all transactions with related persons must be pre-approved by the Board.  Senior management informs the Board of potential related party transactions, and the Board then considers and approves or disapproves the potential transactions.  The Board’s consideration of potential related party transactions consists of determinations of whether the potential transactions: (i) are in the best interests of the Company; and (ii) are fair to the Company; and (iii) are subject to terms and conditions that, to the extent possible in the circumstances, are most beneficial to the Company.

Current SEC regulations define the related person transactions that require disclosure to include any transaction, arrangement or relationship in which the amount involved exceeds the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years in which CyberDefender was or is to be a participant and in which a related person had or will have a direct or indirect material interest in such transaction, arrangement or relationship.  A related person is: (i) an executive officer, director or director nominee of the Company, (ii) a beneficial owner of more than five percent of our common stock, (iii) an immediate family member of an executive officer, director or director nominee or beneficial owner of more than five percent of our common stock, or (iv) any entity that is owned or controlled by any of the foregoing persons or in which any of the foregoing persons has a substantial ownership interest or control.

For the period from January 1, 2009 through April 4, 2011 (the “Reporting Period”), described below are certain transactions or series of transactions between us and certain related persons, other than compensation arrangements that are otherwise required to be described under “Executive Compensation.”

The Company has entered into, and will likely enter into in the future, indemnification agreements with the individuals who serve as its officers and directors.  Pursuant to these agreements, the Company will indemnify officers and directors who are made parties to, or threatened to be made parties to, any proceeding by reason of the fact that they are or were officers or directors of the Company, or are or were serving at the request of the Company as a director, officer, employee, or agent of another entity.  The agreements require the Company to indemnify its officers and directors against all expenses, judgments, fines and penalties actually and reasonably incurred by them in connection with the defense or settlement of any such proceeding, subject to the terms and conditions of the agreements.

On October 30, 2008, the Company executed a letter of intent with GR Match, LLC  (“GRM”), the beneficial owner of more than 5% of our common stock, to create, market and distribute direct response advertisements to sell the Company’s products.  GRM was responsible for creating, financing, producing, testing and evaluating a radio commercial to market the Company’s products in exchange for $50,000 and a fully vested, non-forfeitable warrant to purchase 1,000,000 shares of common stock at a price of $1.25 per share.

On March 24, 2009, the Company entered into a Media and Marketing Services Agreement with GRM.  Pursuant to the agreement, GRM will provide direct response media campaigns, including radio and television direct response commercials, to promote the Company’s products and services and will purchase media time on the Company’s behalf.  During the term of the agreement, which is to continue until December 31, 2013, as amended, subject to certain rights of termination, GRM will be the exclusive provider of all direct-response television and radio media purchasing and direct response production services.

As compensation for GRM’s services, the Company agreed to amend the warrant described above so that the terms were consistent with the warrants described below.  In conjunction with the execution of the Media and Marketing Services Agreement and for creating, financing, producing, testing and evaluating a television commercial to market the Company’s products, the Company issued to GRM a second five-year warrant for the purchase of 1,000,000 shares of the Company’s common stock at a price of $1.25 per share.  This warrant may be exercised only for cash.  Finally, the Company agreed to issue to GRM a five-year warrant (“Media Services Warrant”) for the purchase of 8,000,000 shares of the Company’s common stock at an exercise price of $1.25 per share.  The Media Services Warrant may be exercised only with cash and is subject to vesting as follows: for each $2 of media placement costs advanced by GRM on the Company’s behalf, the right to purchase one share of the Company’s common stock will vest.  The Media Services Warrant is fully vested.

On June 4, 2009 we and GRM signed the First Amendment to Media and Marketing Agreement which extended the term from August 31, 2010 to June 1, 2011.

On October 26, 2009, we and GRM entered into the Second Amendment to Media and Marketing Services Agreement, whereby we also agreed to accelerate the vesting of the GRM warrants if we sold securities for less than the exercise price of the GRM warrants.

On June 4, 2009, pursuant to a Securities Purchase Agreement dated June 3, 2009, we closed the sale and issuance to GRM of 1,142,860 shares of common stock for an aggregate purchase price of $2,000,005.  On November 2, 2009 we and GRM entered into the First Amendment to the Securities Purchase Agreement, effective as of October 26, 2009 (the “First Amendment”).   Pursuant to the terms of the First Amendment, we and GRM agreed to use good faith efforts to enter into a license agreement pursuant to which we will grant to GRM an exclusive, worldwide license to exploit, advertise, market and sell our products under the “doublemyspeed” brand name. On March 31, 2010, pursuant to the terms of a Loan and Securities Purchase Agreement, we sold and issued to GRM in a private placement a 9% Secured Convertible Promissory Note in the aggregate principal amount of $5,300,000, due March 31, 2012 (the “Senior Promissory Note”).  We received net proceeds of $5,000,000 after payment of an issuance fee of $300,000 to GRM.  During the Reporting Period, the largest amount of principal outstanding was $5,665,860 and no principal payments had been made.  The company paid $121,933 in interest during the Reporting Period.

On April 1, 2010, we and GRM entered into a License Agreement pursuant to which we granted to GRM an exclusive royalty-bearing license to market, sell and distribute our antivirus and Internet security products and services in the United States, through retail channels of distribution and television shopping channels, and in certain foreign countries, through retail channels, television shopping channels, direct response television and radio, and certain Internet websites.

Pursuant to the terms of the Media and Marketing Agreement, GRM is permitted to appoint one member to our board of directors.  On July 21, 2009, GRM appointed Bennet Van de Bunt to our board of directors.  On January 1, 2010, Mr. Van de Bunt resigned from our board of directors, and GRM appointed Mr. Luc Vanhal to the board.  Mr. Vanhal resigned this position as of February 28, 2010, and on March 22, 2010, GRM reappointed Mr. Van De Bunt as a director.

On October 22, 2010, we and GRM entered into a Third Amendment to the Media and Marketing Agreement (“the Third Amendment”), effective as of October 15, 2010.  The Third Amendment, among other things: (i) amended the security interest granted to GRM; (ii) provided for the payment by the Company to GRM of a monthly management fee in connection with GRM’s media buying services; (iii) provided for the Company’s payment of GRM’s costs incurred in connection with television and direct response commercials; and (iv) provided for the appointment by GRM, in certain circumstances, of one Board of Directors observer.  GRM appointed Chase Brogan as observer effective as of October 25, 2010.  The Company has entered into an Indemnification Agreement with Mr. Brogan and has added the observer as an insured under the Company directors’ and officers’ liability policy.  The Company paid GRM $191,129 in creative management fees for the year ended December 31, 2010. In addition, GRM invoiced the Company $422,573 and $91,867 for the years ended December 31, 2010 and 2009 for their overhead expense reimbursement on media costs incurred by GRM pursuant to the Media Agreement. Effective as of October 25, 2010, Mr. Van de Bundt resigned from his position as a director.

On October 22, 2010, we and GRM also entered into a First Amendment to the License Agreement (“the First Amendment”), effective as of October 15, 2010.  Pursuant to the First Amendment, the Company and GRM agreed to amend: (i) the amounts of royalties payable to the Company in connection with the sales of certain of the Company’s products in certain international locations; and (ii) provisions relating to the marketing of certain products in certain international locations.  Effective as of December 3, 2010, we and GRM entered into a Revolving Credit Loan Agreement pursuant to which GRM has made available to the Company a secured revolving credit facility in the principal amount not to exceed $5,000,000 which the Company has used the funds solely for the Company’s payments of amounts owing to GRM pursuant to the Media and Marketing Agreement.   During the Reporting Period, the largest amount of principal outstanding was $5,750,656 and no principal or interest payments had been made.

In connection with the Credit Facility, and effective as of December 3, 2010, we and GRM also entered into a First Amendment to the Senior Promissory Note (described above), and a First Amendment to the Loan and Securities Purchase Agreement (described above).

Effective as of February 25, 2011, the Company and GRM entered into a Loan Modification Agreement (the “Loan Modification Agreement”) pursuant to which the Company and GRM agreed to convert the existing indebtedness evidenced by the Revolving Credit Facility Documents to indebtedness that is convertible into shares of the Company’s common stock.  Pursuant to the Loan Modification Agreement, the Company and GRM agreed: (i) to amend and restate the Revolving Credit Note on the terms and conditions of an Amended and Restated Nine Percent (9%) Secured Convertible Promissory Note made as of February 25, 2011, and due March 31, 2012 (the “Amended and Restated Note”); (ii) that the entire outstanding indebtedness under the Revolving Credit Facility will be repaid in accordance with the terms and conditions of the Amended and Restated Note; and (iii) that the Revolving Credit Agreement is replaced and superseded in its entirety by the Loan Modification Agreement.

In connection with the Loan Modification Agreement, effective as of February 25, 2011, the Company and GRM entered into a second amendment to the Senior Promissory Note (the “Second Amendment”).  Pursuant to the Second Amendment, Section 1 of the Senior Promissory Note was amended and restated to provide that the Original Conversion Price (as that term is defined in the Senior Promissory Note) shall be $2.20.  In connection with the Loan Modification Agreement, effective as of February 25, 2011, the Company and GRM entered into a limited waiver of the provisions of Section 4.13 of the Loan and Securities Purchase Agreement (the “Waiver”).  Pursuant to the Waiver, GRM agreed to a one-time waiver of its right to participate in a Qualified Common Stock Offering (as that term is defined in the Waiver) that closes on or before June 30, 2011.

In connection with the Loan Modification Agreement, effective as of February 25, 2011, the Company and GRM entered into a Fifth Amendment to the Media Services Agreement (the “Fifth Amendment”) which amends and restates Section 2.2 of the Media Services Agreement to provide that the Company shall reimburse GRM for certain Media Costs (as that term is defined in the Media Services Agreement) no later than 30 days following the Company’s receipt of the applicable GRM invoice.

STOCKHOLDER PROPOSALS

The deadline for submitting a stockholder proposal under Rule 14a-8 of the Securities Exchange Act (“Rule 14a-8 ”) for inclusion in our proxy statement and form of proxy for the 2011 Annual Meeting is February 28, 2012. If the date of the 2012 Annual Meeting is advanced or delayed more than 30 days, stockholder proposals intended to be included in the proxy statement for the 2012 annual meeting must be received by us within a reasonable time before the Company begins to print the proxy statement for the 2012 annual meeting. Upon any determination that the date of the 2012 annual meeting will be advanced or delayed by more than 30 days, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q. The Company reserves the right to exclude stockholder proposals pursuant to SEC rules, or if they are submitted timely. If a stockholder nominates a director candidate, in order for such nomination to be valid and acceptable, all information requested by the Company’s Board of Directors concerning the candidate must be furnished to the Company’s Board of Directors within a reasonable time prior to the above deadline for stockholder proposals.

Any proposal should be addressed to Mr. Kevin Harris, Secretary, CyberDefender Corporation, 617 W. 7th Street, Suite 1000, Los Angeles, CA 90017 and should be sent by certified mail, return receipt requested.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC under the Securities Exchange Act of 1934, as amended. The SEC maintains an Internet worldwide web site that provides access, without charge, to reports, proxy statements and other information about issuers, like CyberDefender, who file electronically with the SEC. The address of that site is http://www.sec.gov.

You also may obtain copies of these materials by mail from the Public Reference Section of the Securities and Exchange Commission, 100 F Street, N.E., Room 1580 Washington, D.C, 20549, at prescribed rates. These materials are also available from the SEC in person at any one of its public reference rooms. Please call the SEC at l-800-SEC-0330 for further information on its public reference rooms. You may read and copy this information at the following location of the SEC:

Public Reference Room
100 F Street, N.E.
Room 1580
Washington, D.C. 20549

You can also obtain, without charge, reports, proxy statements and other information, including without limitation, any information we may incorporate by reference herein, about the Company, by contacting: CyberDefender Corporation, 617 W. 7th Street, Suite 1000, Los Angeles, CA 90017, Attn: Corporate Secretary, telephone: (213) 689-8631, facsimile: (213) 689-8639.

OTHER MATTERS

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, including financial statements, accompany this proxy statement. We are incorporating by reference from this Annual Report the financial statements and supplementary data, the management discussion and analysis of financial condition and results of operation and quantitative and qualitative disclosures about market risk for the period discussed in the Annual Report.

April 25, 2011	By Order of the Board of Directors
Kevin Harris, Secretary

NEITHER THIS NOTE NOR THE SECURITIES INTO WHICH THIS NOTE IS CONVERTIBLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS NOTE AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Original Issue Date: March 31, 2010

Original Conversion Price (subject to adjustment herein): $3.50 USD

$5,300,000

9% SECURED CONVERTIBLE PROMISSORY NOTE
DUE March 31, 2012

THIS 9% SECURED CONVERTIBLE PROMISSORY NOTE (this “Note”) is a duly authorized and issued nine percent (9%) Secured Convertible Promissory Note of CyberDefender Corporation, a California corporation, having a principal place of business at 617 West 7th Street, Suite 1000, Los Angeles, CA 90017 (the “Company”).

FOR VALUE RECEIVED, the Company promises to pay to the order of GR Match, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), the principal sum of Five Million Three Hundred Thousand Dollars ($5,300,000), as may be adjusted as provided herein, on March 31, 2012, or such earlier date as this Note is required or permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof.  This Note is subject to the following additional provisions:

Section 1.                      Definitions.  For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Loan and Securities Purchase Agreement (defined below), and (b) the following terms shall have the following meanings:

“Bankruptcy Event” means any of the following events: (i) the Company or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (ii) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement; (iii) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (iv) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) days; (v) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (vi) the Company or any Significant Subsidiary thereof calls a meeting of substantially all of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (vii) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

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“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d5(b)(1) promulgated under the Exchange Act), other than by the Holder or any of its Affiliates, of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company, or (ii) a replacement at one time or within a one (1) year period of more than one-half (1/2) of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

“Conversion Date” shall have the meaning set forth in Section 4(a) hereof.

“Conversion Price” shall have the meaning set forth in Section 4(b) hereof.

“Event of Default” shall have the meaning set forth in Section 7 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

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“Forced Conversion” shall have the meaning set forth in Section 6.

“Forced Conversion Date” shall have the meaning set forth in Section 6.

“Forced Conversion Notice” shall have the meaning set forth in Section 6.

“Forced Conversion Notice Date” shall have the meaning set forth in Section 6.

“Fundamental Transaction” shall have the meaning set forth in Section 5(d) hereof.

“Late Fee” shall have the meaning set forth in Section 2(c) hereof.

“Loan and Securities Purchase Agreement” means that certain Loan and Securities Purchase Agreement by and between the Holder and the Company, dated March 31, 2010, pursuant to which this Note is initially purchased, as amended, modified or supplemented from time to time in accordance with its terms.

“Original Conversion Price” shall be $3.50 USD.

“Original Issue Date” shall mean the date of the first issuance of this Note as provided on the cover page hereof, regardless of the number of transfers of this Note and regardless of the number of instruments which may be issued to evidence this Note.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Registration Effective Date” means the date that a registration statement covering the resale of all of the Note Shares is first declared effective by the United States Securities and Exchange Commission.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

Section 2.                      Interest.

a)           Payment of Interest. The Company shall pay simple interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of nine percent (9%) per annum.  Interest shall be payable on the first (1st) day of each calendar quarter during the term of this Note in immediately available funds (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”); provided, however, that the Lender may elect to cause the accrued but unpaid interest for any applicable quarter to be added to then outstanding principal amount of the Note in lieu of a cash payment of interest by delivering written notice to the Company no less than fifteen (15) days prior to the Interest Payment Date, or such shorter period as the Company may agree.  Notwithstanding the foregoing, unless the Company elects to pay the accrued interest for the initial quarterly payment due on July 1, 2010, said interest will be added to the outstanding the principal amount of the Note.  In addition to the foregoing, all accrued but unpaid interest shall be payable on each Conversion Date (as to that principal amount then being converted), at the Holder's option, (a) in the number of Note Shares equal to the aggregate unpaid and accrued interest divided by the Conversion Price or (b) in immediately available funds.

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b)           Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made.  Interest shall cease to accrue with respect to any principal amount converted, provided that the Company actually delivers the Note Shares within the time period required by either Section 4(c) or Section 6 (as applicable) or payment of the accrued but unpaid interest on the amount of the Note being converted in immediately available funds as provided in Section 2(a).

c)           Late Fee.  All overdue accrued and unpaid interest to be paid hereunder shall bear a late fee in an amount equal to nine percent (9%) of the amount due (or such lower maximum amount permitted to be charged under applicable law) (“Late Fee”).

d)           Prepayment.  The Company has the right to prepay this Note any time with thirty (30) days prior written notice (the “Prepayment Notice Period”). The right to convert by the Holder remains active during the Prepayment Notice Period.

e)           Application of Payments.  All payments on account of the indebtedness evidenced by this Note shall be made to the Holder, on the day when due in lawful money of the United States.  All payments shall be first applied to late charges, costs of collection or enforcement and other similar amounts due, if any, under this Note and then to interest due and payable hereunder and the remainder to principal due and payable hereunder.  Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof in immediately available U.S. funds.

Section 3.                      Registration of Transfers and Exchanges.

a)           Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder.  No service charge will be made for such registration of transfer or exchange.

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b)           Investment Representations. This Note has been issued subject to certain investment representations of the Holder set forth in the Loan and Securities Purchase Agreement and may be transferred or exchanged only in compliance with the Loan and Securities Purchase Agreement and applicable federal and state securities laws and regulations.

Section 4.                      Conversion.

a)           Voluntary Conversion. At any time after one hundred eighty (180) days following the Original Issue Date and until payment hereof in full (including interest), this Note shall be convertible into Note Shares at the option of the Holder, in whole or in part at any time and from time to time.  The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of the Note and interest thereon to be converted and the date on which such conversion is to be effected (a “Conversion Date”).  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is received hereunder.  To effect conversions hereunder, the Holder shall not be required to physically surrender the Note to the Company unless the entire principal amount of this Note plus all accrued and unpaid interest thereon has been so converted or paid in full by the Company. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable amount of principal converted.  The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions.  The Company shall deliver any objection to any Notice of Conversion promptly, but in no event later than three (3) Business Days of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.  Conversion Notices shall be irrevocable after five (5) Business Days following the Company’s receipt of such notice.

b)           Conversion Price.  The conversion price in effect on any Conversion Date shall be equal to the lower of the Original Conversion Price or the price as adjusted subject to Section 5 herein (the “Conversion Price”).

c)           Mechanics of Conversion.

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i.           Note Shares Issuable Upon Conversion.  The number of shares of Note Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted (plus all accrued and unpaid interest thereon, if applicable) by (y) the Conversion Price.

ii.           Delivery of Certificate Upon Conversion.  Not later than five (5) Trading Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates representing the number of Note Shares being acquired upon the conversion of this Note or a portion of this Note.

iii.           Reservation of Certificates. Certificates for the Note Shares issued upon conversion of this Note shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate; provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

iv.           Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such conversion, in which event the Company shall promptly return to the Holder the Note (if previously delivered to the Company) and the outstanding principal amount and amount of any accrued but unpaid interest, penalties or fees shall be automatically, without notice, restored as though the Holder had not delivered such Conversion Notice, and the Holder shall promptly return the Common Stock certificates representing the principal amount of this Note tendered for conversion to the Company.

v.           Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note and the payment of interest on this Note, if applicable, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Loan and Securities Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of this Note and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if one or more registration statements covering the Note Shares are then effective under the Securities Act, shall be registered for public sale in accordance with such registration statements.

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vi.           No Fractional Shares.  The Company shall not issue fractions of a share or scrip representing fractional shares of Common Stock upon conversion of Note.  If any fraction of a share of Common Stock would be issuable on the conversion of the Note (or specified portions thereof), the Company shall pay to the Holder a cash adjustment in respect of such fraction, equal to the value of such fraction based on the then Conversion Price.

1)                 Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates,.

Section 5.                      Certain Adjustments.

a)           Stock Dividends and Stock Splits.  If the Company, at any time while this Note is outstanding: (A) shall pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issues, by reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b)           Calculations.  All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 5, the number of shares of Common Stock outstanding as of a given date shall be the sum of the aggregate number of issued and to be converted shares of Common Stock (excluding treasury shares, if any) outstanding.

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c)           Notice to the Holder.

i.           Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any of this Section 5, the Company shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.           Notice to Allow Conversion by the Holder.  If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party (other than a merger for the sole purpose of changing the Company’s state of incorporation to Delaware), any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder at the Holder’s last address appearing on the stock books of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange or other applicable transaction is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to convert this Note during the period commencing the date of such notice to the effective date of the event triggering such notice.

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d)           Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person where the Company is not the surviving entity (other than a merger for the sole purpose of changing the Company’s state of incorporation to Delaware), (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Note Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder's right to convert such Note into Alternate Consideration. The Company will utilize its best efforts to ensure that terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.  Failure to obtain such terms by the Company shall not cause an Event of Default and the Holder shall then be required to convert in accordance with the terms of the Fundamental Transaction.

Section 6.                      Forced Conversion.  Notwithstanding anything herein to the contrary, if at any time after the later of one hundred eighty (180) days following the Original Issue Date or  the Registration Effective Date (A) the VWAP for each of any thirty (30) consecutive Trading Days, which period shall have commenced only after the Registration Effective Date (such period, the “Threshold Period”), exceeds two hundred fifty percent (250%) of the then applicable Conversion Price and (B) the daily trading volume for the Common Stock on the principal Trading Market is at least one hundred thousand (100,000) shares (subject to adjustment for forward and reverse stock splits, recapitalizations, stock dividends and the like after the Original Issue Date) on each Trading Day during the Threshold Period, the Company may, within one (1) Trading Day after the end of any such Threshold Period, deliver a written notice to the Holder (a “Forced Conversion Notice” and the date such notice is delivered to the Holder, the “Forced Conversion Notice Date”) to cause the Holder to convert all or part of the then outstanding principal amount of Note, it being agreed that the “Conversion Date” for purposes of Section 4 shall be deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”).  Not later than seven (7) Business Days after the Forced Conversion Date, the Company will deliver to the Holder a certificate or certificates representing the number of Note Shares being acquired upon the conversion of this Note or a portion of this Note.  The Company may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Company shall not be effective, if there is an uncured Event of Default.  For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 4.

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Section 7.                      Events of Default.

a)           “Event of Default,” wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.           any default in the cash payment of (A) the principal of amount of this Note, or (B) interest (including any Late Fee) on this Note, in each case free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date, Interest Payment Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within five (5) Trading Days;

ii.           the Company shall fail for any reason to deliver certificates to the Holder representing the Note Shares no later than the fifth (5th) Trading Day after a Conversion Date or any Forced Conversion Date pursuant to Section 4(c) or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention not to comply with requests for conversion of this Note in accordance with the terms hereof;

iii.           the Company shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to the Holder upon a conversion hereunder;

iv.           the Company shall materially fail to observe or perform any other covenant or agreement contained in, or otherwise commit any breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Company, have been remedied within earlier to occur of (A) five (5) Trading Days after notice of such failure sent by the Holder and (B) ten (10) Trading Days after the Company has become or should have become aware of such failure;

v.           the Company shall purchase more than a de minimis number of shares of Common Stock or Common Stock Equivalents (not including a redemption of this Note hereunder);

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vi.           any representation or warranty made in this Note, any other Transaction Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder in connection with the Transaction Documents shall be untrue or incorrect in any material respect as of the date when made or deemed made;

vii.           the Company shall have become subject to a Bankruptcy Event;

viii.           the Company shall default on any of its obligations under any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $150,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

ix.           the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within five (5) Trading Days;

x.           the Company shall be a party to any Change of Control Transaction or Fundamental Transaction;

xi.           any monetary judgment, writ or similar final process shall be entered or filed against the Company or its property or other assets for more than $100,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of forty five (45) calendar days.

b)           Remedies Upon Event of Default.  If any Event of Default occurs and is continuing, the full principal amount of this Note, together with all accrued but unpaid interest and any and all other amounts due and owing under this Note shall become, at the Holder’s election, immediately due and payable in cash.  In addition to the foregoing, upon the occurrence of an Event of Default, interest will be charged on the outstanding principal balance of this Note at the rate of fifteen percent (15%) per annum, or such lower maximum amount of interest permitted to be charged under applicable law.  When this Note shall have been paid in full in accordance herewith, the Holder shall promptly surrender this Note to or as directed by the Company.

Section 8.                                Waivers.

a)           No Waiver Except in Writing. No provision of this Note will be deemed waived by the Holder, unless waived in a writing executed by the Holder, which expressly refers to this Note, and no such waiver shall be implied from any act or conduct of the Holder, or any omission by the Holder to take action with respect to any provision of this Note.  No such express written waiver shall affect any other provision of this Note, or cover any default or time period or event, other than the matter as which an express written waiver has been given.

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b)           Waiver of Statute of Limitations. The Company further waives and renounces for itself, its successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, or exemption and homestead laws now provided, or which may hereafter be provided, by the laws of the United States and the State of California against the enforcement and collection of the obligations evidenced by this Note.

c)           Waiver of Presentment. All parties now or hereafter liable with respect to this Note, whether the Company, principal, surety, guarantor, endorsee or otherwise hereby severally waive presentment for payment, demand, notice of nonpayment or dishonor, protest and notice of protest.  No failure to accelerate the indebtedness evidenced hereby, acceptance of a past due installment following the expiration of any cure period provided by this Note or applicable law, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of the Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of California.  The Company hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

Section 9.                      Miscellaneous.

a)           Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered either personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the Company at the address set forth above, facsimile number (213) 689-8639, Attn: Chief Financial Officer or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section, with any fax delivery followed up by overnight delivery service.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, then at the principal place of business of the Holder, if any.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 9 prior to 5:30 p.m. (Eastern Standard Time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 9(a) later than 5:30 p.m. (Eastern Standard Time) on any date and earlier than 11:59 p.m. (Eastern Standard Time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) if personally delivered, upon actual receipt by the party to whom such notice is required to be given.

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b)           Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest of this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of the Company.

c)           Secured Obligation.                                           The obligations of the Company under this Note are secured by a security interest in all assets of the Company pursuant to the Security Agreement, dated as of even date herewith, by and between the Company and the Holder.

d)           Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note (as adjusted for any conversions) so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

e)           Governing Law.  This Note shall be governed by and construed and enforced in accordance with the laws of the State of California (without regard to conflicts of laws), except where federal law is applicable (including, without limitation, any applicable federal usury ceiling or other federal law preempting state usury laws).  Any and all actions brought by the Company or Holder under this Note shall be brought in the state or federal courts located in the City of Los Angeles, California (the “California Courts”). The Company hereby irrevocably submits to the exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such California Courts, or such California Courts are improper or inconvenient venue for such proceeding. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the Company at the address in effect for notices to it under this Debenture and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Company hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Debenture or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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f)           Time Is of The Essence. The Company agrees that time is of the essence with respect to every provision hereof, and hereby consents to any and all renewals, extensions or modifications of the terms hereof including, without limitation, time for payment, and further agrees that any such renewal, extension or modification, or the release or substitution of any person or security for the indebtedness evidenced hereby, shall not affect the liability of any parties not released in writing by the Holder for the indebtedness evidenced by this Note.  Any such renewals, extension, modifications, releases or substitutions may be made without notice to any of such parties.

g)           Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.  The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

h)           Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

i)           Headings; Certain Rules of Construction.  The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.  The provisions of this Note shall be construed as a whole according to their common meaning, not strictly for or against any party, or any person or entity, who is or may become liable for the payment of this Note, and to achieve the objectives of the parties unconditionally to impose on the Company the indebtedness evidence by this Note.  Whenever the words “including,” “includes” or “include” are used in this Note (including any exhibit hereto), they shall be read non-exclusively as though the phrase “without limitation” immediately followed the same.  Unless the context requires otherwise, the singular includes the plural, and vice versa, and the masculine includes the feminine, and neuter adjectives include one another.

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j)           Amendment.  This Note may be modified or amended only by a writing duly executed by the Company and the Holder which expressly refers to this Note and the intent of the parties so to amend this Note.

k)           Manner of Payment; No Offsets.  All payments due hereunder shall be made in lawful money of the United States of America.  Except as otherwise set forth in this Note, all sums due hereunder shall be payable without offset, demand, abatement or counterclaim of any kind or nature whatsoever, all of which hereby waived by the Company.

l)           No Intent of Usury.  None of the terms and provision contained in this Note or in other documents or instruments related hereto, shall ever be construed to create a contact for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest permitted to be charged by application laws or regulation governing this Note.  Without limiting the above, this Note is subject to the express condition that at no time shall the Company be obligated or required to pay any amount under this Note including any interest on the principal balance at a rate in excess of the maximum interest rate which the Company is permitted by applicable law to contract or agree to pay.  In determining whether or not the interest or any other amount paid or payable under this Note exceeds the maximum rate permitted under applicable law (i) the Company and the Holder shall to the extent permitted under applicable law characterize any non-principal payment, as a fee, premium or expense rather than interest, and (ii) all sums paid or agreed to be paid to the Holder for the use, forbearance, or detention of the debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term until payment in full so that the rate or amount of interest on account of the debt does not exceed the maximum lawful rate of interest.

m)           No Impairment.  No reference herein to any other agreements between the Holder and the Company and no provision of this Note or such other agreements shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the time, and in the currency herein prescribed

n)           Remedies Cumulative.  The rights and remedies of the Holder as provided in this Note shall be cumulative and concurrent and may be pursued singly, successively or together against the Company or any other Persons who are, or may become liable for all or any part of this indebtedness, and any other funds, property or security held by the Holder for the payment hereof, or otherwise, at the sole discretion of the Holder.  Failure to exercise any such right or remedy shall in no event be construed as waiver or release of such rights or remedies, or the right to exercise them at any later time.  The right, if any, of the Company, and all other Persons, who are, or may become, liable for this indebtedness, to plead any and all statutes of limitation as a defense is expressly waived by each and all of such parties to the full extent permissible by law.

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o)           Reimbursement of Collection Expenses.  The Company agrees to reimburse the Holder, immediately upon written notice from the Holder, all actual costs, expenses, disbursements, charges and reasonable attorney’s fees and costs incurred by the Holder or its counsel in the enforcement or attempted enforcement of this Note.  Without limitation on the foregoing, the Company agrees to pay all costs of collection, including reasonable attorneys’ fees and costs (whether or not for salaried attorneys regularly employed by the Holder) and all costs of any action or proceeding (including any bankruptcy proceeding or any non-judicial foreclosure or private sale), in case any payment is not paid when due, or in case it becomes necessary to enforce any other obligation or the Company hereunder, or in the event the Holder is made a party to any litigation because of the existence of the indebtedness evidenced by this Note, or any of them.

p)           Successors and Assigns.  The provisions of this Note shall inure to the benefit of the Holder and its successors and assigns.  The Company shall not assign or otherwise transfer this Note without the prior written consent of the Holder.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has caused this 9% Secured Convertible Promissory Note to be duly executed by a duly authorized officer of the Company as of the date first above indicated.

CYBERDEFENDER CORPORATION,
a California corporation

By:
Gary Guseinov
Chief Executive Officer

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the nine percent (9%) Secured Convertible Promissory Note of CyberDefender Corporation, a California corporation (the “Company”), due March 31, 2012, into ________ shares of Common Stock of the Company, no par value per share, according to the conditions hereof, as of the date written below.  If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note(s) to be converted:	$

Accrued but Unpaid Interest to be converted:	$

Total Conversion Amount:	$

Total shares of Common Stock issuable:

GR Match, LLC,
a Delaware limited liability company

By:
Name:
Title:

18

FIRST AMENDMENT TO 9% SECURED CONVERTIBLE PROMISSORY NOTE

This FIRST AMENDMENT TO 9% SECURED CONVERTIBLE PROMISSORY NOTE (this “First Amendment”) is entered into on the 7th day of December, 2010, to be effective as of the 3rd day of December, 2010, by and between GR MATCH, LLC, a Delaware limited liability company (“Lender”), CYBERDEFENDER CORPORATION, a Delaware corporation (“Borrower”).  Lender and Borrower may each be referred to herein as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, Lender loaned funds to CyberDefender Corporation, a California corporation (as predecessor in interest to Borrower) (“CyberDefender California”), pursuant to the terms and conditions of that certain Loan and Securities Purchase Agreement, dated as of March 31, 2010, by and between Lender and CyberDefender California, which loan is evidenced by that certain 9% Secured Convertible Promissory Note, dated March 31, 2010, issued by CyberDefender California in favor of Lender in the original principal amount of Five Million Three Hundred Thousand Dollars ($5,300,000) (the “Promissory Note”); and

WHEREAS, the Parties desire to amend the Promissory Note as set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agrees as follows:

1.           Amendment to Section 2(d) of the Promissory Note.  Section 2(d) of the Promissory Note is hereby amended and restated in its entirety as follows:

“(d)           Prepayment.  The Company shall have no right to prepay this Note without the prior written consent of the Holder.”

2.           Conflict; Full Force and Effect.  In the event of any conflict between this First Amendment and the Promissory Note, this First Amendment shall control.  The Parties acknowledge and agree that, except as expressly provided herein, the provisions of the Promissory Note shall remain unmodified and in full force and effect.

3.           Successors and Assigns.  This First Amendment is and shall be binding upon each of the Parties and their respective successors and assigns.

4.           Recitals.  The recitals to this First Amendment are hereby incorporated by reference herein.

5.           Governing Law.  This First Amendment shall be governed by the laws of the State of California, without regard to its principles of conflict of laws.

6.           Entire Agreement.  This First Amendment contains the complete understanding and agreement of the Parties relating to the subject matter hereof and supersedes any prior understanding or agreement related thereto, whether written or oral.

7.           Counterparts.  This First Amendment may be executed in multiple counterparts, each of which will be deemed an original, but together they will constitute one and the same instrument.

[signatures on following page]

2

IN WITNESS WHEREOF, this First Amendment has been duly executed by the Parties as of the date first above written.

GR Match, LLC,
a Delaware limited liability company

By:
Name:
Title:

CyberDefender Corporation,
a Delaware corporation

By:
Name: Gary Guseinov
Title: Chief Executive Officer

SECOND AMENDMENT TO 9% SECURED CONVERTIBLE PROMISSORY NOTE

This SECOND AMENDMENT TO 9% SECURED CONVERTIBLE PROMISSORY NOTE (this “Second Amendment”) is made and entered into effective as of February 25, 2011, by and between GR MATCH, LLC, a Delaware limited liability company (“Lender”), CYBERDEFENDER CORPORATION, a Delaware corporation (“Borrower”).  Lender and Borrower may each be referred to herein as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, Lender loaned funds to CyberDefender Corporation, a California corporation (as predecessor in interest to Borrower) (“CyberDefender California”), pursuant to the terms and conditions of that certain Loan and Securities Purchase Agreement, dated as of March 31, 2010, by and between Lender and CyberDefender California, which loan is evidenced by that certain 9% Secured Convertible Promissory Note, dated March 31, 2010, issued by CyberDefender California in favor of Lender in the original principal amount of Five Million Three Hundred Thousand Dollars ($5,300,000), as amended by that certain First Amendment to 9% Secured Convertible Promissory Note, dated December 7, 2010 to be effective as of December 3, 2010 (collectively, the “Promissory Note”); and

WHEREAS, the Parties desire to further amend the Promissory Note as set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agrees as follows:

1.           Amendment to Section 1 of the Promissory Note.  The definition of “Original Conversion Price” set forth in Section 1 of the Promissory Note is hereby amended and restated in its entirety as follows, and any references to “Original Conversion Price” set forth in the Promissory Note shall be deemed automatically amended to refer to the Original Conversion Price, as amended by this Second Amendment:

   “Original Conversion Price” shall be $2.20 USD.

2.           Conflict; Full Force and Effect.  In the event of any conflict between this Second Amendment and the Promissory Note, this Second Amendment shall control.  The Parties acknowledge and agree that, except as expressly provided herein, the provisions of the Promissory Note shall remain unmodified and in full force and effect.

3.           Successors and Assigns.  This Second Amendment is and shall be binding upon each of the Parties and their respective successors and assigns.

4.           Recitals.  The recitals to this Second Amendment are hereby incorporated by reference herein.

5.           Governing Law.  This Second Amendment shall be governed by the laws of the State of California, without regard to its principles of conflict of laws.

6.           Entire Agreement.  This Second Amendment and the Promissory Note contain the complete understanding and agreement of the Parties relating to the subject matter hereof and thereof and supersede any prior understanding or agreement related thereto, whether written or oral.

7.           Counterparts.  This Second Amendment may be executed in multiple counterparts, each of which will be deemed an original, but together they will constitute one and the same instrument.

[signatures on following page]

2

IN WITNESS WHEREOF, this Second Amendment has been duly executed by the Parties as of the date first above written.

GR Match, LLC,
a Delaware limited liability company

By:
Name:
Title:

CyberDefender Corporation,
a Delaware corporation

By:
Name: Gary Guseinov
Title: Chief Executive Officer

THIRD AMENDMENT TO 9% SECURED CONVERTIBLE PROMISSORY NOTE

This THIRD AMENDMENT TO 9% SECURED CONVERTIBLE PROMISSORY NOTE (this “Third Amendment”) is made and entered into on the 4th day of April, 2011 by and between GR MATCH, LLC, a Delaware limited liability company (“Lender”), CYBERDEFENDER CORPORATION, a Delaware corporation (“Borrower”).  Lender and Borrower may each be referred to herein as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, Lender loaned funds to CyberDefender Corporation, a California corporation (as predecessor in interest to Borrower) (“CyberDefender California”), pursuant to the terms and conditions of that certain Loan and Securities Purchase Agreement, dated as of March 31, 2010, by and between Lender and CyberDefender California, which loan is evidenced by that certain 9% Secured Convertible Promissory Note, dated March 31, 2010, issued by CyberDefender California in favor of Lender in the original principal amount of Five Million Three Hundred Thousand Dollars ($5,300,000), as amended by that certain First Amendment to 9% Secured Convertible Promissory Note, dated December 7, 2010 to be effective as of December 3, 2010, and that certain Second Amendment to 9% Secured Convertible Promissory Note, dated February 25, 2011 (collectively, the “Promissory Note”); and

WHEREAS, the Parties desire to further amend the Promissory Note as set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agrees as follows:

1.           Amendment to Section 4 of the Promissory Note.  The following Section 4(d) shall be added to the Promissory Note:

(d)            Conversion  Limitation.  The Company shall use its commercially reasonable efforts to obtain, and the Company’s Board of Directors shall recommend, stockholder approval of the Company’s issuance of this Note and Holder’s rights to convert this Note, in accordance with the terms and conditions of this Note as originally issued and exclusive of the limitations on conversion set forth in this Section 4(d), at the Company’s annual meeting of stockholders to be conducted on May 26, 2011, and, if not approved then, at any subsequent special meeting conducted prior to the Maturity Date of this Note. Notwithstanding anything in Section 4(a) of this Note to the contrary, unless and until such stockholder approval is obtained, Holder’s rights to voluntarily convert all or a portion of this Note pursuant to Section 4(a) of this Note and Holder’s rights to voluntarily convert all or a portion of that certain Amended and Restated 9% Secured Convertible Promissory Note made as of the 25th day of February, 2011 by and between the Company and Holder (the “2011 Note”) pursuant to the terms and conditions thereof shall be limited to conversions resulting in a total number of shares of Common Stock which shall not exceed Five Million, Five Hundred Two Thousand, Nine Hundred Sixty-three (5,502,963). Unless and until such stockholder approval is obtained, any unconverted portion of this Note that would convert to a number of shares in excess of the total conversion limit shall remain due and payable as non-convertible debt in accordance with the terms and conditions of this Note.  In the event that the conversion limitations set forth in this Section 4(a) and any corresponding conversion limitations set forth in the 2011 Note limit the total number of shares of Common Stock issuable to Holder upon the conversion of this Note and the 2011 Note, the total number of shares of Common Stock converted under this Note and the 2011 Note, respectively, shall be allocated between this Note and the 2011 Note in the manner determined by Holder in its sole discretion.

2.           Conflict; Full Force and Effect.  In the event of any conflict between this Third Amendment and the Promissory Note, this Third Amendment shall control.  The Parties acknowledge and agree that, except as expressly provided herein, the provisions of the Promissory Note shall remain unmodified and in full force and effect.

3.           Successors and Assigns.  This Third Amendment is and shall be binding upon each of the Parties and their respective successors and assigns.

4.           Recitals.  The recitals to this Third Amendment are hereby incorporated by reference herein.

5.           Governing Law.  This Third Amendment shall be governed by the laws of the State of California, without regard to its principles of conflict of laws.

6.           Entire Agreement.  This Third Amendment contains the complete understanding and agreement of the Parties relating to the subject matter hereof and supersedes any prior understanding or agreement related thereto, whether written or oral.

7.           Counterparts.  This Third Amendment may be executed in multiple counterparts, each of which will be deemed an original, but together they will constitute one and the same instrument.

[signatures on following page]

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IN WITNESS WHEREOF, this Third Amendment has been duly executed by the Parties as of the date first above written.

GR Match, LLC,
a Delaware limited liability company

By:
Name:
Title:

CyberDefender Corporation,
a Delaware corporation

By:
Name: Gary Guseinov
Title: Chief Executive Officer

AMENDED AND RESTATED 9% SECURED CONVERTIBLE PROMISSORY NOTE

$5,700,773.94	February 25, 2011

THIS AMENDED AND RESTATED 9% SECURED CONVERTIBLE PROMISSORY NOTE (this “Note”) is made as of the 25th day of February, 2011, by and between CyberDefender Corporation, a Delaware corporation, having a principal place of business at 617 West 7th Street, Suite 1000, Los Angeles, CA 90017 (the “Company”), and GR Match, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”).

WHEREAS, the Company has made available to the Company a revolving credit facility in the original principal amount of Five Million Dollars ($5,000,000) on the terms and conditions of that certain Revolving Credit Loan Agreement, dated December 7, 2010 to be effective as of December 3, 2010, by and between the Holder and the Company (the “Revolving Credit Loan Agreement”), which revolving credit facility is evidenced by that certain Revolving Credit Note, dated as of December 3, 2010 (the “Revolving Credit Note”), in the original principal amount of Five Million Dollars ($5,000,000), together with interest as therein stated;

WHEREAS, the Company has requested that the Holder amend and restate the Revolving Credit Note on the terms and conditions of this Note in order to convert the outstanding principal balance of the Revolving Credit Note, together with all accrued but unpaid interest earned, the repayment fee contemplated in Section 2(d) of the Revolving Credit Note, and all other amounts owing pursuant to the Revolving Credit Note (collectively, the “Outstanding Indebtedness”)  from a revolving credit facility payable in accordance with the terms of the Revolving Credit Note to indebtedness that is convertible into shares of Common Stock and is payable in accordance with the terms and conditions of this Note and the Loan Modification Agreement; and

WHEREAS, pursuant to the Loan Modification Agreement, the Company and the Holder have agreed that the Revolving Credit Note shall be amended and restated in its entirety on the terms and conditions of this Note and that the Outstanding Indebtedness shall be repaid in accordance with the terms and conditions of this Note.

NOW THEREFORE, for and in consideration of the recitals hereinabove set forth which are incorporated herein and are true and correct and a material part of this Note, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Maker agree that, as of the date hereof, the terms of the Revolving Credit Note are hereby amended and restated in their entirety as follows and that the Outstanding Indebtedness shall be repaid in accordance with the terms and conditions of this Note:

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AMENDED AND RESTATED 9% SECURED CONVERTIBLE PROMISSORY NOTE
Due March 31, 2012

THIS AMENDED AND RESTATED 9% SECURED CONVERTIBLE PROMISSORY NOTE (this “Note”) is a duly authorized and issued nine percent (9%) Secured Convertible Promissory Note of CyberDefender Corporation, a Delaware corporation, having a principal place of business at 617 West 7th Street, Suite 1000, Los Angeles, CA 90017 (the “Company”).

FOR VALUE RECEIVED, the Company promises to pay to the order of GR Match, LLC, a Delaware limited liability company, or its registered assigns (the “Holder”), the principal sum of Five Million Seven Hundred Thousand Seven Hundred Seventy Three and 94/100 Dollars ($5,700,773.94), as may be adjusted as provided herein, on March 31, 2012, or such earlier date as this Note is required or permitted to be repaid as provided hereunder (the “Maturity Date”), and to pay interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note in accordance with the provisions hereof.  This Note is subject to the following additional provisions:

Section 1.             Definitions.  For the purposes hereof, in addition to the terms defined elsewhere in this Note: (a) capitalized terms not otherwise defined herein have the meanings given to such terms in the Loan Modification Agreement (defined below), and (b) the following terms shall have the following meanings:

“Alternate Consideration” shall have the meaning set forth in Section 5(e) hereof.

“Bankruptcy Event” means any of the following events: (i) the Company or any Significant Subsidiary (as such term is defined in Rule 1.02(s) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Significant Subsidiary thereof; (ii) there is commenced against the Company or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within sixty (60) days after commencement; (iii) the Company or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (iv) the Company or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within sixty (60) days; (v) the Company or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors; (vi) the Company or any Significant Subsidiary thereof calls a meeting of substantially all of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or (vii) the Company or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Business Day” means any day except Saturday, Sunday and any day which shall be a federal legal holiday in the United States or a day on which banking institutions in the State of New York are authorized or required by law or other government action to close.

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“Change of Control Transaction” means the occurrence after the date hereof of any of (i) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d5(b)(1) promulgated under the Exchange Act), other than by the Holder or any of its Affiliates, of effective control (whether through legal or beneficial ownership of capital stock of the Company, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Company, or (ii) a replacement at one time or within a one (1) year period of more than one-half (1/2) of the members of the Company's board of directors which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), or (iii) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth above in (i) or (ii).

“Common Stock Equivalents” shall have the meaning set forth in Section 5(b)(i) hereof.

“Conversion Date” shall have the meaning set forth in Section 4(a) hereof.

“Conversion Price” shall have the meaning set forth in Section 4(b) hereof.

“Dilutive Issuance” shall have the meaning set forth in Section 5(b)(i) hereof.

“Dilutive Issuance Closing” shall have the meaning set forth in Section 5(b)(i) hereof.

“Dilutive Issuance Fully Adjusted Conversion Price” shall have the meaning set forth in Section 5(b)(i) hereof.

“Event of Default” shall have the meaning set forth in Section 7 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Fundamental Transaction” shall have the meaning set forth in Section 5(e) hereof.

“Late Fee” shall have the meaning set forth in Section 2(c) hereof.

“Loan Modification Agreement” means that certain Loan Modification Agreement by and between the Holder and the Company, dated as of even date herewith, pursuant to which the Revolving Credit Note is converted to this Note, as amended, modified or supplemented from time to time in accordance with its terms.

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“Original Conversion Price” shall be $2.20 USD.

“Original Issue Date” shall mean February 25, 2011.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Revolving Credit Note” means that certain Revolving Credit Note, dated as of December 7, 2010 to be effective as of December 3, 2010, issued by the Company in favor of the Holder, in the original principal amount of Five Million Dollars ($5,000,000).

“Rule 5635 Adjusted Conversion Price” shall have the meaning set forth in Section 5(b)(ii) hereof.

“Security Agreement” means that certain Security Agreement, dated December 7, 2010 to be effective as of December 3, 2010, granted by the Company in favor of the Holder.

“Senior Loan Documents” means, collectively, that certain (i) 9% Secured Convertible Promissory Note, dated March 31, 2010, issued by the Company in favor of the Holder, as amended, (ii) Loan and Securities Purchase Agreement, dated March 31, 2010, by and between the Company and the Holder, as amended, and (iii) Security Agreement, dated March 31, 2010, executed by the Company in favor of the Holder.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Business Day from 9:30 a.m. Eastern Standard Time to 4:02 p.m. Eastern Standard Time); (b)  if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (c) if the Common Stock is not then listed or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Lender and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

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Section 2.             Interest.

a)           Payment of Interest. The Company shall pay simple interest to the Holder on the aggregate unconverted and then outstanding principal amount of this Note at the rate of nine percent (9%) per annum.  Interest shall be payable on the first (1st) day of each calendar quarter during the term of this Note in immediately available funds (except that, if any such date is not a Business Day, then such payment shall be due on the next succeeding Business Day) (each such date, an “Interest Payment Date”); provided, however, that the Lender may elect to cause the accrued but unpaid interest for any applicable quarter to be added to then outstanding principal amount of the Note in lieu of a cash payment of interest by delivering written notice to the Company no less than fifteen (15) days prior to the Interest Payment Date, or such shorter period as the Company may agree.  In addition to the foregoing, all accrued but unpaid interest shall be payable on each Conversion Date (as to that principal amount then being converted), at the Holder's option, (a) in the number of Note Shares equal to the aggregate unpaid and accrued interest divided by the Conversion Price or (b) in immediately available funds.

b)           Interest Calculations. Interest shall be calculated on the basis of a 360-day year and shall accrue daily commencing on the Original Issue Date until payment in full of the principal sum, together with all accrued and unpaid interest and other amounts which may become due hereunder, has been made.  Interest shall cease to accrue with respect to any principal amount converted, provided that the Company actually delivers the Note Shares within the time period required by either Section 4(c) or Section 6 (as applicable) or payment of the accrued but unpaid interest on the amount of the Note being converted in immediately available funds as provided in Section 2(a).

c)           Late Fee.  All amounts owing hereunder which are not paid on or prior to the due date therefor shall incur a late fee in an amount equal to ten percent (10%) of the amount due (“Late Fee”).

d)           Prepayment.  The Company shall have no right to prepay this note without the prior written consent of the Holder, which consent may be granted or withheld in the Holder’s sole and absolute discretion.

e)           Application of Payments.  All payments on account of the indebtedness evidenced by this Note shall be made to the Holder, on the day when due in lawful money of the United States.  All payments shall be first applied to late charges, costs of collection or enforcement and other similar amounts due, if any, under this Note and then to interest due and payable hereunder and the remainder to principal due and payable hereunder.  Remittances in payment of any part of the indebtedness other than in the required amount in immediately available U.S. funds shall not, regardless of any receipt or credit issued therefor, constitute payment until the required amount is actually received by the holder hereof in immediately available U.S. funds.

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Section 3.            Registration of Transfers and Exchanges.

a)           Different Denominations. This Note is exchangeable for an equal aggregate principal amount of Notes of different authorized denominations, as requested by the Holder.  No service charge will be made for such registration of transfer or exchange.

b)           Investment Representations. This Note has been issued subject to certain investment representations of the Holder set forth in the Loan Modification Agreement and may be transferred or exchanged only in compliance with the Loan Modification Agreement and applicable federal and state securities laws and regulations.

Section 4.            Conversion.

a)           Voluntary Conversion. At any time following the Original Issue Date and until payment hereof in full (including interest), this Note shall be convertible into Note Shares at the option of the Holder, in whole or in part at any time and from time to time.  The Holder shall effect conversions by delivering to the Company the form of Notice of Conversion attached hereto as Annex A (a “Notice of Conversion”), specifying therein the principal amount of the Note and interest thereon to be converted and the date on which such conversion is to be effected (a “Conversion Date”).  If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion is received hereunder.  To effect conversions hereunder, the Holder shall not be required to physically surrender the Note to the Company unless the entire principal amount of this Note, plus all accrued and unpaid interest thereon and any Late Fees, has been so converted or paid in full by the Company. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Note in an amount equal to the applicable amount of principal converted.  The Holder and the Company shall maintain records showing the principal amount converted and the date of such conversions.  The Company shall deliver any objection to any Notice of Conversion promptly, but in no event later than three (3) Business Days of receipt of such notice.  In the event of any dispute or discrepancy, the records of the Holder shall be controlling and determinative in the absence of manifest error. The Holder and any assignee, by acceptance of this Note, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Note, the unpaid and unconverted principal amount of this Note may be less than the amount stated on the face hereof.  Conversion Notices shall be irrevocable after five (5) Business Days following the Company’s receipt of such notice.

b)           Conversion Price.  The conversion price in effect on any Conversion Date shall be equal to the lower of (i) the Original Conversion Price or (ii) a price which is equal to the lowest VWAP for any five (5) consecutive Trading Day period ending on or prior to March 31, 2011, in each case subject to adjustment pursuant to Section 5 below (the “Conversion Price”).

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c)           Mechanics of Conversion.

i.           Note Shares Issuable Upon Conversion.  The number of shares of Note Shares issuable upon a conversion hereunder shall be determined by the quotient obtained by dividing (x) the outstanding principal amount of this Note to be converted (plus all accrued and unpaid interest thereon and any Late Fees, if applicable) by (y) the Conversion Price.

ii.           Delivery of Certificate Upon Conversion.  Not later than five (5) Trading Days after any Conversion Date, the Company will deliver to the Holder a certificate or certificates representing the number of Note Shares being acquired upon the conversion of this Note or a portion of this Note.

iii.           Reservation of Certificates. Certificates for the Note Shares issued upon conversion of this Note shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate; provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of this Note so converted and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

iv.           Failure to Deliver Certificates. If in the case of any Notice of Conversion such certificate or certificates are not delivered to or as directed by the Holder by the third Trading Day after the Conversion Date, the Holder shall be entitled to elect by written notice to the Company at any time on or before its receipt of such certificate or certificates, to rescind such conversion, in which event the Company shall promptly return to the Holder the Note (if previously delivered to the Company) and the outstanding principal amount and amount of any accrued but unpaid interest, penalties or Late Fees shall be automatically, without notice, restored as though the Holder had not delivered such Conversion Notice, and the Holder shall promptly return the Common Stock certificates representing the principal amount of this Note tendered for conversion to the Company.

v.           Reservation of Shares Issuable Upon Conversion. The Company covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of this Note and the payment of interest on this Note, if applicable, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder, not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Loan Modification Agreement) be issuable (taking into account the adjustments and restrictions of Section 5) upon the conversion of the outstanding principal amount of this Note and payment of interest hereunder. The Company covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable and, if one or more registration statements covering the Note Shares are then effective under the Securities Act, shall be registered for public sale in accordance with such registration statements.

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vi.           No Fractional Shares.  The Company shall not issue fractions of a share or scrip representing fractional shares of Common Stock upon conversion of Note.  If any fraction of a share of Common Stock would be issuable on the conversion of the Note (or specified portions thereof), the Company shall pay to the Holder a cash adjustment in respect of such fraction, equal to the value of such fraction based on the then Conversion Price.

vii.          Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates,.

Section 5.             Certain Adjustments.

a)           Stock Dividends and Stock Splits.  If the Company, at any time while this Note is outstanding shall: (A) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company pursuant to this Note), (B) subdivide outstanding shares of Common Stock into a larger number of shares, (C) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (D) issue, by reclassification of shares of the Common Stock, any shares of capital stock of the Company, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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b)           Subsequent Equity Issuance.

i.   In the event the Company shall, at any time after the Original Issue Date and prior to June 30, 2011, sell and issue (i) any shares of Common Stock or (ii) any securities of the Company which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (collectively, “Common Stock Equivalents”), in each case at an issuance, exercise or conversion price per share, as the case may be, less than the then Conversion Price (such issuances collectively, a “Dilutive Issuance”), then, subject to Section 5(b)(ii) below, the Conversion Price shall be reduced, concurrently with the closing of such Dilutive Issuance (the “Dilutive Issuance Closing”), to an amount equal to the issuance, exercise or conversion price per share, as the case may be, applicable to such Dilutive Issuance (but in no event reduced to an amount less than One and 75/100 Dollars ($1.75) (subject to adjustment for any stock dividends and/or stock splits in the same manner as provided in Section 5(a) above with respect to adjustments to the Conversion Price) (the “Dilutive Issuance Fully Adjusted Conversion Price”).  Such adjustment shall be made whenever a Dilutive Issuance occurs.

ii.   If an adjustment to the Conversion Price pursuant to Section 5(b)(i) above would cause the stockholder approval requirements of Rule 5635 of the NASDAQ Marketplace Rules to apply to the Company’s issuance of shares of Common Stock or Common Stock Equivalents pursuant to the applicable Dilutive Issuance, then the Company may elect, upon prior written notice to Holder and the Company’s payment to Holder of the Rule 5635 Election Payment (as defined below) by wire transfer of immediately available funds to an account designated by Holder concurrently with the closing of such Dilutive Issuance, to cause the Conversion Price to be reduced to the lowest price which would not cause the stockholder approval requirements of Rule 5635 of the NASDAQ Marketplace Rules to apply to the Company’s issuance of shares of Common Stock or Common Stock Equivalents pursuant to such Dilutive Issuance (the “Rule 5635 Adjusted Conversion Price”).   “Rule 5635 Election Payment” shall mean an amount equal to the product of (A) the VWAP for the five (5) consecutive Trading Day period ending on the date of the applicable Dilutive Issuance Closing multiplied by (B) the difference of (x) the number of shares of Common Stock that would be issued to Holder if Holder converted the entire outstanding principal balance of this Note, together with all accrued but unpaid interest earned thereon, on the date of the applicable Dilutive Issuance Closing (assuming a conversion price equal to the Dilutive Issuance Fully Adjusted Conversion Price) less (y) the number of shares of Common Stock that would be issued to Holder if Holder converted the entire outstanding principal balance of this Note, together with all accrued but unpaid interest earned thereon, on the date of the applicable Dilutive Issuance Closing (assuming a conversion price equal to the Rule 5635 Adjusted Conversion Price).

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iii.   A Dilutive Issuance shall not include:  (a) shares of Common Stock issued to employees, officers, directors or consultants (other than any consultant which engages in any business which is competitive with or provides any services which are similar to the business of or services provided by Holder or any of its Affiliates (as determined at the time of the Dilutive Issuance) of the Company, (b) securities issued upon the exercise or exchange of or conversion of any securities issued and outstanding on the date hereof, or (c) securities issued pursuant to acquisitions or strategic transactions.

c)           Calculations.  All calculations under this Section 5 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.  For purposes of this Section 5, the number of shares of Common Stock outstanding as of a given date shall be the sum of the aggregate number of issued and to be converted shares of Common Stock (excluding treasury shares, if any) outstanding.

d)           Notice to the Holder.

i.           Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any provision of this Section 5, the Company shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

ii.           Notice to Allow Conversion by the Holder.  If (A) the Company shall declare a dividend (or any other distribution) on the Common Stock; (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party (other than a merger for the sole purpose of changing the Company’s state of incorporation to Delaware), any sale or transfer of all or substantially all of the assets of the Company, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company; then, in each case, the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder at the Holder’s last address appearing on the  stock books of the Company, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer, share exchange or other applicable transaction is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to convert this Note during the period commencing the date of such notice to the effective date of the event triggering such notice.

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e)           Fundamental Transaction. If, at any time while this Note is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another Person where the Company is not the surviving entity (other than a merger for the sole purpose of changing the Company’s state of incorporation to Delaware), (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (D) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Note, the Holder shall have the right to receive, for each Note Share that would have been issuable upon such conversion absent such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one share of Common Stock (the “Alternate Consideration”).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Note following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a new Note consistent with the foregoing provisions and evidencing the Holder's right to convert such Note into Alternate Consideration. The Company will utilize its best efforts to ensure that terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and insuring that this Note (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.  Failure to obtain such terms by the Company shall not cause an Event of Default and the Holder shall then be required to convert in accordance with the terms of the Fundamental Transaction.

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Section 6.               [Intentionally Omitted].

Section 7.               Events of Default.

a)           “Event of Default,” wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.           any default in the cash payment of (A) the principal of amount of this Note, or (B) interest (including any Late Fee) on this Note, in each case free of any claim of subordination, as and when the same shall become due and payable (whether on a Conversion Date, Interest Payment Date or the Maturity Date or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clause (B) above, is not cured, within five (5) Trading Days;

ii.           the Company shall fail for any reason to deliver certificates to the Holder representing the Note Shares no later than the fifth (5th) Trading Day after a Conversion Date or any Forced Conversion Date pursuant to Section 4(c) or the Company shall provide at any time notice to the Holder, including by way of public announcement, of the Company’s intention not to comply with requests for conversion of this Note in accordance with the terms hereof;

iii.           the Company shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to the Holder upon a conversion hereunder;

iv.           the Company shall materially fail to observe or perform any other covenant or agreement contained in, or otherwise commit any breach of the Loan Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Company, have been remedied within earlier to occur of (A) five (5) Trading Days after notice of such failure sent by the Holder and (B) ten (10) Trading Days after the Company has become or should have become aware of such failure;

v.           the Company shall purchase more than a de minimis number of shares of Common Stock or Common Stock Equivalents (not including a redemption of this Note hereunder);

vi.           any representation or warranty made in this Note, any other Loan Documents, any written statement pursuant hereto or thereto or any other report, financial statement or certificate made or delivered to the Holder in connection with the Loan Documents shall be untrue or incorrect in any material respect as of the date when made or deemed made;

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vii.           the Company shall have become subject to a Bankruptcy Event;

viii.           the occurrence of an “Event of Default” under the Senior Loan Documents or the Company's default on any of its obligations under any other mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced, any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement that (a) involves an obligation greater than $150,000, whether such indebtedness now exists or shall hereafter be created, and (b) results in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

ix.           the Common Stock shall not be eligible for listing or quotation for trading on a Trading Market and shall not be eligible to resume listing or quotation for trading thereon within five (5) Trading Days;

x.           the Company shall be a party to any Change of Control Transaction or Fundamental Transaction;

xi.           any monetary judgment, writ or similar final process shall be entered or filed against the Company or its property or other assets for more than One Hundred Thousand Dollars ($100,000), and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of forty five (45) calendar days.

b)           Remedies Upon Event of Default.  If any Event of Default occurs and is continuing, the full principal amount of this Note, together with all accrued but unpaid interest and any and all other amounts due and owing under this Note shall become, at the Holder’s election, immediately due and payable in cash.  In addition to the foregoing, upon the occurrence of an Event of Default, interest will be charged on the outstanding principal balance of this Note and all other amounts then and thereafter due and payable hereunder at the rate of fifteen percent (15%) per annum, or such lower maximum amount of interest permitted to be charged under applicable law, for so long as such Event of Default continues.  When this Note shall have been paid in full in accordance herewith, the Holder shall promptly surrender this Note to or as directed by the Company.

Section 8.               Waivers.

a)           No Waiver Except in Writing. No provision of this Note will be deemed waived by the Holder, unless waived in a writing executed by the Holder, which expressly refers to this Note, and no such waiver shall be implied from any act or conduct of the Holder, or any omission by the Holder to take action with respect to any provision of this Note.  No such express written waiver shall affect any other provision of this Note, or cover any default or time period or event, other than the matter to which an express written waiver has been given.

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b)           Waiver of Statute of Limitations. The Company further waives and renounces for itself, its successors and assigns, all rights to the benefits of any statute of limitations and any moratorium, reinstatement, marshalling, forbearance, valuation, stay, extension, redemption, appraisement, or exemption and homestead laws now provided, or which may hereafter be provided, by the laws of the United States and the State of California against the enforcement and collection of the obligations evidenced by this Note.

c)           Waiver of Presentment. All parties now or hereafter liable with respect to this Note, whether the Company, principal, surety, guarantor, endorsee or otherwise hereby severally waive presentment for payment, demand, notice of nonpayment or dishonor, protest and notice of protest.  No failure to accelerate the indebtedness evidenced hereby, acceptance of a past due installment following the expiration of any cure period provided by this Note or applicable law, or indulgences granted from time to time shall be construed (i) as a novation of this Note or as a reinstatement of the indebtedness evidenced hereby or as a waiver of such right of acceleration or of the right of the Holder thereafter to insist upon strict compliance with the terms of this Note, or (ii) to prevent the exercise of such right of acceleration or any other right granted hereunder or by the laws of the State of California.  The Company hereby expressly waives the benefit of any statute or rule of law or equity now provided, or which may hereafter be provided, which would produce a result contrary to or in conflict with the foregoing.

Section 9.               Miscellaneous.

a)           Notices.  Any and all notices or other communications or deliveries to be provided by the Holder hereunder, including, without limitation, any Notice of Conversion, shall be in writing and delivered either personally, by facsimile or sent by a nationally recognized overnight courier service, addressed to the Company at the address set forth above, facsimile number (213) 689-8639, Attn: Chief Financial Officer or such other address or facsimile number as the Company may specify for such purposes by notice to the Holder delivered in accordance with this Section, with any fax delivery followed up by overnight delivery service.  Any and all notices or other communications or deliveries to be provided by the Company hereunder shall be in writing and delivered personally, by facsimile or sent by a nationally recognized overnight courier service addressed to the Holder at the facsimile telephone number or address of the Holder appearing on the books of the Company, or if no such facsimile telephone number or address appears, then at the principal place of business of the Holder, if any.  Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of: (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 9 prior to 5:30 p.m. (Eastern Standard Time), (ii) the date after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified in this Section 9(a) later than 5:30 p.m. (Eastern Standard Time) on any date and earlier than 11:59 p.m. (Eastern Standard Time) on such date, (iii) the second Business Day following the date of mailing, if sent by nationally recognized overnight courier service, or (iv) if personally delivered, upon actual receipt by the party to whom such notice is required to be given.

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b)           Absolute Obligation. Except as expressly provided herein, no provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal and interest of this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct debt obligation of the Company.

c)           Secured Obligation; Priority.  The obligations of the Company under the Revolving Credit Note were secured by a security interest in all assets of the Company pursuant to the terms and conditions of the Security Agreement.  Notwithstanding the amendment and restatement of the Revolving Credit Note on the terms and conditions of this Note, the Security Agreement and the liens created thereby shall remain in full force and effect and shall secure the obligations of the Company under this Note, with the same priority as immediately prior to the execution hereof.  The Holder acknowledges and agrees that all of the Company's indebtedness and obligations to the Holder evidenced by this Note, are subordinated in right of payment and priority to the Company's indebtedness and obligations evidenced by the Senior Loan Documents.

d)           Lost or Mutilated Note.  If this Note shall be mutilated, lost, stolen or destroyed, the Company shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note (as adjusted for any conversions) so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Company.

e)           Governing Law.  This Note shall be governed by and construed and enforced in accordance with the laws of the State of California (without regard to conflicts of laws), except where federal law is applicable (including, without limitation, any applicable federal usury ceiling or other federal law preempting state usury laws).  Any and all actions brought by the Company or Holder under this Note shall be brought in the state or federal courts located in the City of Los Angeles, California (the “California Courts”). The Company hereby irrevocably submits to the exclusive jurisdiction of the California Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Loan Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such California Courts, or such California Courts are improper or inconvenient venue for such proceeding. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to the Company at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. The Company hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If either party shall commence an action or proceeding to enforce any provisions of the Loan Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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f)           Time Is of The Essence. The Company agrees that time is of the essence with respect to every provision hereof, and hereby consents to any and all renewals, extensions or modifications of the terms hereof, including, without limitation, time for payment, and the Company further agrees that any such renewal, extension or modification, or the release or substitution of any person or security for the indebtedness evidenced hereby, shall not affect the liability of any parties not released in writing by the Holder for the indebtedness evidenced by this Note.  Any such renewals, extension, modifications, releases or substitutions may be made without notice to any of such parties.

g)           Severability.  If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances.  If it shall be found that any interest or other amount deemed interest due hereunder violates applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest.  The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Company (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impede the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such law as though no such law has been enacted.

h)           Next Business Day.  Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

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i)           Headings; Certain Rules of Construction.  The headings contained herein are for convenience only, do not constitute a part of this Note and shall not be deemed to limit or affect any of the provisions hereof.  The provisions of this Note shall be construed as a whole according to their common meaning, not strictly for or against any party, or any person or entity, who is or may become liable for the payment of this Note, and to achieve the objectives of the parties unconditionally to impose on the Company the indebtedness evidence by this Note.  Whenever the words “including,” “includes” or “include” are used in this Note (including any exhibit hereto), they shall be read non-exclusively as though the phrase “without limitation” immediately followed the same.  Unless the context requires otherwise, the singular includes the plural, and vice versa, and the masculine includes the feminine, and neuter adjectives include one another.

j)           Amendment.  This Note may be modified or amended only by a writing duly executed by the Company and the Holder which expressly refers to this Note and the intent of the parties so to amend this Note.

k)           Manner of Payment; No Offsets.  All payments due hereunder shall be made in lawful money of the United States of America.  Except as otherwise set forth in this Note, all sums due hereunder shall be payable without offset, demand, abatement or counterclaim of any kind or nature whatsoever, all of which are hereby waived by the Company.

l)           No Intent of Usury.  None of the terms and provision contained in this Note or in other documents or instruments related hereto, shall ever be construed to create a contact for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest permitted to be charged by application laws or regulation governing this Note.  Without limiting the above, this Note is subject to the express condition that at no time shall the Company be obligated or required to pay any amount under this Note including any interest on the principal balance at a rate in excess of the maximum interest rate which the Company is permitted by applicable law to contract or agree to pay.  In determining whether or not the interest or any other amount paid or payable under this Note exceeds the maximum rate permitted under applicable law (i) the Company and the Holder shall to the extent permitted under applicable law characterize any non-principal payment, as a fee, premium or expense rather than interest, and (ii) all sums paid or agreed to be paid to the Holder for the use, forbearance, or detention of the debt, shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full stated term until payment in full so that the rate or amount of interest on account of the debt does not exceed the maximum lawful rate of interest.

m)           No Impairment.  No reference herein to any other agreements between the Holder and the Company and no provision of this Note or such other agreements shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the place, at the time, and in the currency herein prescribed.

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n)           Remedies Cumulative.  The rights and remedies of the Holder as provided in this Note shall be cumulative and concurrent and may be pursued singly, successively or together against the Company or any other Persons who are, or may become liable for all or any part of this indebtedness, and any other funds, property or security held by the Holder for the payment hereof, or otherwise, at the sole discretion of the Holder.  Failure to exercise any such right or remedy shall in no event be construed as waiver or release of such rights or remedies, or the right to exercise them at any later time.  The right, if any, of the Company, and all other Persons, who are, or may become, liable for this indebtedness, to plead any and all statutes of limitation as a defense is expressly waived by each and all of such parties to the full extent permissible by law.

o)           Reimbursement of Collection Expenses.  The Company agrees to reimburse the Holder, immediately upon written notice from the Holder, all actual costs, expenses, disbursements, charges and reasonable attorney’s fees and costs incurred by the Holder or its counsel in the enforcement or attempted enforcement of this Note.  Without limitation on the foregoing, the Company agrees to pay all costs of collection, including reasonable attorneys’ fees and costs (whether or not for salaried attorneys regularly employed by the Holder) and all costs of any action or proceeding (including any bankruptcy proceeding or any non-judicial foreclosure or private sale), in case any payment is not paid when due, or in case it becomes necessary to enforce any other obligation of the Company hereunder, or in the event the Holder is made a party to any litigation because of the existence of the indebtedness evidenced by this Note, or any of them.

p)           Successors and Assigns.  The provisions of this Note shall inure to the benefit of the Holder and its successors and assigns.  The Company shall not assign or otherwise transfer this Note without the prior written consent of the Holder.

q)           Execution.  This Note may be executed in multiple counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

r)           Negotiable Instrument. This Note is negotiable.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company and the Holder have caused this Amended and Restated 9% Secured Convertible Promissory Note to be duly executed by their duly authorized officers as of the date first above indicated.

CYBERDEFENDER CORPORATION,
a California corporation

By:
Gary Guseinov
Chief Executive Officer

GR MATCH,
a Delaware limited liability company

By:
Bennet Van de Bunt
Manager

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ANNEX A

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal under the nine percent (9%) Secured Convertible Promissory Note of CyberDefender Corporation, a Delaware corporation (the “Company”), due March 31, 2012, into ________ shares of Common Stock of the Company, par value $0.001 per share, according to the conditions hereof, as of the date written below.  If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Company in accordance therewith.  No fee will be charged to the holder for any conversion, except for such transfer taxes, if any.

Conversion calculations:

Date to Effect Conversion:

Principal Amount of Note(s) to be converted:	$

Accrued but Unpaid Interest to be converted:	$

Total Conversion Amount:	$

Total shares of Common Stock issuable:

GR Match, LLC,
a Delaware limited liability company

By:
Name:
Title:

20

FIRST AMENDMENT TO AMENDED AND RESTATED 9% SECURED CONVERTIBLE PROMISSORY NOTE

This FIRST AMENDMENT TO AMENDED AND RESTATED 9% SECURED CONVERTIBLE PROMISSORY NOTE (this “First Amendment”) is made and entered into on the 4th day of April, 2011 by and between GR MATCH, LLC, a Delaware limited liability company (“Lender”), CYBERDEFENDER CORPORATION, a Delaware corporation (“Borrower”).  Lender and Borrower may each be referred to herein as a “Party” and, collectively, as the “Parties.”

RECITALS

WHEREAS, Lender loaned funds to Borrower pursuant to the terms and conditions of that certain Loan and Modification Agreement, dated February 25, 2011, which loan is evidenced by that certain Amended and Restated 9% Secured Convertible Promissory Note, dated February 25, 2011, issued by Borrower in favor of Lender in the original principal amount of Five Million Seven Hundred Thousand Seven Hundred Seventy Three and 94/100 Dollars ($5,700,773.94) (the “Promissory Note”); and

WHEREAS, the Parties desire to amend the Promissory Note as set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agrees as follows:

1.           Amendment to Section 4 of the Promissory Note.  The following Section 4(d) shall be added to the Promissory Note:

(d)           Conversion  Limitation.  The Company shall use its commercially reasonable efforts to obtain, and the Company’s Board of Directors shall recommend, stockholder approval of the Company’s issuance of this Note and Holder’s rights to convert this Note, in accordance with the terms and conditions of this Note as originally issued and exclusive of the limitations on conversion set forth in this Section 4(d), at the Company’s annual meeting of stockholders to be conducted on May 26, 2011, and, if not approved then, at any subsequent special meeting conducted prior to the Maturity Date of this Note. Notwithstanding anything in Section 4(a) of this Note to the contrary, unless and until such stockholder approval is obtained, Holder’s rights to voluntarily convert all or a portion of this Note pursuant to Section 4(a) of this Note and Holder’s rights to voluntarily convert all or a portion of that certain 9% Secured Convertible Promissory Note issued March 31, 2010 by the Company to Holder, as amended (the “2010 Note”) pursuant to the terms and conditions thereof shall be limited to conversions resulting in a total number of shares of Common Stock which shall not exceed Five Million, Five Hundred Two Thousand, Nine Hundred Sixty-three (5,502,963). Unless and until such stockholder approval is obtained, any unconverted portion of this Note that would convert to a number of shares in excess of the total conversion limit shall remain due and payable as non-convertible debt in accordance with the terms and conditions of this Note.  In the event that the conversion limitations set forth in this Section 4(a) and any corresponding conversion limitations set forth in the 2010 Note limit the total number of shares of Common Stock issuable to Holder upon the conversion of this Note and the 2010 Note, the total number of shares of Common Stock converted under this Note and the 2010 Note, respectively, shall be allocated between this Note and the 2010 Note in the manner determined by Holder in its sole discretion.

2.           Conflict; Full Force and Effect.  In the event of any conflict between this First Amendment and the Promissory Note, this First Amendment shall control.  The Parties acknowledge and agree that, except as expressly provided herein, the provisions of the Promissory Note shall remain unmodified and in full force and effect.

3.           Successors and Assigns.  This First Amendment is and shall be binding upon each of the Parties and their respective successors and assigns.

4.           Recitals.  The recitals to this First Amendment are hereby incorporated by reference herein.

5.           Governing Law.  This First Amendment shall be governed by the laws of the State of California, without regard to its principles of conflict of laws.

6.           Entire Agreement.  This First Amendment contains the complete understanding and agreement of the Parties relating to the subject matter hereof and supersedes any prior understanding or agreement related thereto, whether written or oral.

7.           Counterparts.  This First Amendment may be executed in multiple counterparts, each of which will be deemed an original, but together they will constitute one and the same instrument.

[signatures on following page]

2

IN WITNESS WHEREOF, this First Amendment has been duly executed by the Parties as of the date first above written.

GR Match, LLC,
a Delaware limited liability company

By:
Name:
Title:

CyberDefender Corporation,
a Delaware corporation

By:
Name: Gary Guseinov
Title: Chief Executive Officer

Electronic Voting Instructions

You may vote by Internet or telephone, 24 hours a day, seven days a week

Instead of mailing your proxy, you may choose one of the two voting  methods described below to vote your shares.

VALIDIATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR

Proxies submitted by the Internet or by telephone must be received no later than the day before the cut-off date or meeting date.

VOTE BY INTERNET
Log on to the Internet and go to
www.cyberdefendercorp.com.
Follow the instructions on the secured web site.

VOTE BY TELEPHONE
Call toll free [1-800-INSERT] within the U.S., U.S. Territories and Canada any time on a touch tone telephone.  There is NO CHARGE for the call.
Follow the instructions provided by the recorded message.

CYBERDEFENDER CORPORATION
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

June 9, 2011

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Gary Guseinov and Kevin Harris, and each of them, with full power of substitution, to vote, as a holder of Common Stock, no par value per share (“ Common Stock ”), of CyberDefender Corporation, a Delaware corporation (the “ Company ”), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the Annual Meeting of Stockholders of the Company (the “ Annual Meeting ”), to be held at the Sheraton Hotel, 711 S. Hope Street, Los Angeles, CA 90017, on June 9, 2011 at 3:00 p.m. Pacific time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

The Board of Directors recommends the vote FOR proposals 1, 2 and 3.

Election of Directors: (i) Gary Guseinov, (ii) Kevin Harris, (iii) Hoard Bain III, (iv) Thomas Connerty; (v) Thomas Patterson; and (vi) Ricardo Salas.

FOR all Nominees ☐	WITHHOLD for all Nominees ☐

If you do not wish your shares voted FOR a nominee, draw a line through that person’s name above.

Approval of issuance of convertible promissory notes.

FOR ☐	AGAINST ☐	ABSTAIN ☐

Ratification of the appointment of Grant Thornton.

FOR ☐	AGAINST ☐	ABSTAIN ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

BACK OF CARD

PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NAMED NOMINEES AS DIRECTORS (PROPOSAL 9) AND “FOR” PROPOSALS 1 and 2 AS DESCRIBED ON THE REVERSE SIDE OF THIS CARD.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder’s attendance at the Annual Meeting will not by itself revoke a proxy given by the stockholder.

(Please sign exactly as the name appears below. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by president or other authorized officer. If a partnership, please sign in the partnership name by authorized person.)

Dated:
Signature

PLEASE COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Signature, if held by joint owners